SECURITIES ACT FILE NO. 2-86188

INVESTMENT COMPANY ACT FILE NO. 811-3836

FORM N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 54	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 54	☒

ANCHOR SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

Harborside Financial Center

3200 Plaza Five

Jersey City, NJ 07311-4992

(Address of Principal Executive Offices) (Zip Code)

(800.858.8850)

(Registrant’s Telephone Number, including area code)

Gregory N. Bressler, Esq.

Senior Vice President and General Counsel

SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(Name and Address for Agent for Service)

Copy to:

Mallary Reznik, Esq.

SAFG Retirement Services, Inc.

1 SunAmerica Center, Century City

Los Angeles, CA 90067-6022

Margery K. Neale, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☒	on August 29, 2012, pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

August 29, 2012

ANCHOR SERIES TRUST

(Class 3 Shares)

Multi-Asset Portfolio

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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PORTFOLIO SUMMARY: MULTI-ASSET PORTFOLIO

Investment Goal

The investment goal of the Multi-Asset Portfolio (the “Portfolio”) is long-term total investment return consistent with moderate investment risk.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

Class 3
Management Fees	1.00	%*
Service (12b-1) Fees	*
Other Expenses*	*
Total Annual Portfolio Operating Expenses	*

*	“Other Expenses” have been estimated because no Class 3 shares were outstanding during the Portfolio’s last fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 3 Shares

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio’s principal investment strategy is to actively allocate the Portfolio’s assets among equity securities, investment grade fixed income securities and cash.

The Portfolio will principally invest in equity securities of large- and mid-cap companies, convertible securities, and fixed income securities, including U.S. government securities, asset-backed and mortgage-backed securities, investment grade fixed income securities and non-convertible preferred stocks. The Portfolio will also make short-term investments.

In addition, the Portfolio may invest in derivative instruments, including equity index futures and interest rate futures. The Portfolio will use equity index futures and interest rate futures to increase or decrease exposure to equity and bond markets in connection with asset allocation decisions. The Portfolio may also use currency forwards and interest rate futures to manage foreign currency, duration and yield curve positioning within the fixed income portion of the Portfolio and credit default swaps, including credit default swaps on indices (up to 10%), which may be used to adjust credit exposure and to manage portfolio credit risk.

Asset allocation views may be expressed through equity, fixed income, money market instruments and other assets.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk. The Portfolio invests significantly in equities. As with any equity fund, the value of your investment in this Portfolio may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the Portfolio. In addition, individual stocks selected for the Portfolio may underperform the market generally for a variety of reasons, including poor company earnings results. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which the prices of “growth” stocks in general have fallen, or vice versa.

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PORTFOLIO SUMMARY: MULTI-ASSET PORTFOLIO

Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the portfolio managers, may fail to produce the intended return.

Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Medium Sized Companies Risk. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Fixed Income Securities Risk. The Portfolio invests significantly in various types of fixed income securities or bonds. As a result, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by issuers of fixed income securities. As interest rates rise, the prices for fixed income securities typically fall; and as interest rates fall, the prices typically rise. To the extent the Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual fixed income securities selected for this Portfolio may underperform the market generally.

Credit Risk. The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. An issuer held in this Portfolio may not be able to honor its financial obligations, including its obligations to the Portfolio.

Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

U.S. Government Securities Risk. The Portfolio may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. The maximum potential liability of the issuers of some U.S. Government securities held by the Portfolio may greatly exceed their current resources, including their legal right of support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Portfolio might not be able to recover its investment from the U.S. Government.

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging as described below and in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the

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PORTFOLIO SUMMARY: MULTI-ASSET PORTFOLIO

value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Currency Risk: The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar denominated securities.

Credit Default Swap Risk. Credit default swaps increase credit risk when the Portfolio is the seller and increase counterparty risk when the Portfolio is the buyer. Credit default swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Credit default swap transactions in which the Portfolio is the seller may require the Portfolio to liquidate securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index, the Barclays U.S. Aggregate Bond Index, the Citigroup 3-Month Treasury-Bill Index and a Blended Index. The Blended Index consists of 60% S&P 500®, 35% Barclays U.S. Aggregate Bond Index and 5% Citigroup 3-month Treasury Bill Index. The Portfolio believes that the Blended Index may be more representative of the market sectors or types of securities in which the Portfolio invests pursuant to its stated investment strategies than any of the individual benchmark indices, in that it includes both equity and fixed income components. The weightings of the components of the Blended Index are intended to approximate the allocation of the Portfolio’s assets, but at any given time may not be indicative of the actual allocation of Portfolio assets among market sectors or types of investments. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

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PORTFOLIO SUMMARY: MULTI-ASSET PORTFOLIO

During the 10-year period shown in the bar chart, the highest return for a quarter was 12.82% (quarter ended September 30, 2009) and the lowest return for a quarter was -15.34% (quarter ended December 31, 2008).

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class 1 Shares	-1.17%	1.42%	2.49%
S&P 500® Index	2.11%	-0.25%	2.92%
Barclays U.S. Aggregate Bond Index	7.84%	6.50%	5.78%
Citigroup 3-Month Treasury Bill Index	0.08%	1.36%	1.85%
Blended Index	4.30%	2.59%	4.20%

No performance for Class 3 shares is shown because there were no Class 3 shares outstanding during the periods shown. Returns are presented for Class 1 shares, which are not offered in this Prospectus. Class 3 shares would have had substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Wellington Management Company, LLP.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
Evan S. Grace, CFA, portfolio manager responsible for making asset allocation decisions for the Portfolio	2006	Director, Asset Allocation Portfolio Manager and Strategist
Dáire T. Dunne, CFA, portfolio manager responsible for making asset allocation decisions for the Portfolio	2012	Director, Asset Allocation Portfolio Manager and Strategist
John C. Keogh, portfolio manager for the bond portion of the Portfolio	1994	Senior Vice President and Fixed Income Portfolio Manager
Glen M. Goldman, portfolio manager for the bond portion of the Portfolio	2011	Vice President and Fixed Income Portfolio Manager
Matthew E. Megargel, CFA, portfolio manager for the equity portion of the Portfolio	1998	Senior Vice President and Equity Portfolio Manager
Jeffrey L. Kripke, portfolio manager for the equity portion of the Portfolio	2001	Vice President and Equity Portfolio Manager
Francis J. Boggan, CFA, portfolio manager for the equity portion of the Portfolio	2006	Senior Vice President and Equity Portfolio Manager

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IMPORTANT ADDITIONAL INFORMATION

Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums.

Tax Information

The Portfolio will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however, you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS’

INVESTMENT STRATEGIES AND INVESTMENT RISKS

Investment Selection

The Portfolio employs both a bottom-up and a top-down analysis in its investment approach. On an individual security basis, the Portfolio buys and sells securities based on bottom up investment analysis, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. In addition, the Portfolio is managed using a proprietary top-down macro analysis for asset allocation among its different asset classes, countries, sectors and styles. Top-down macro analysis involves the assessment of such factors as trends in economic growth, inflation and the capital market environment.

Investment Strategies

The investment goal and principal investment strategy for the Portfolio may be changed by the Board of Trustees (the “Board”) without a shareholder vote. You will receive at least 60 days’ notice prior to any change to the Portfolio’s investment goal or principal investment strategy.

In addition to the Portfolio’s principal investments discussed in the Portfolio Summary, the Portfolio may from time-to-time invest in additional securities and utilize various investment techniques. We have identified below those non-principal investments and the risks associated with such investments. Refer to the Glossary for a description of the risks. In addition to those described herein, there are other securities and investment techniques in which the Portfolio may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Anchor Series Trust (the “Trust”) Statement of Additional Information, which you may obtain free of charge (see back cover).

A Glossary has been included in this Prospectus to define the investment and risk terminology used below and throughout the document. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in the Portfolio through one of the Variable Contracts.

Unless otherwise stated, all percentage limitations noted in the descriptions below are based on the Portfolio’s total assets.

From time to time, the Portfolio may take a temporary defensive position that is inconsistent with its principal investment strategy, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on the Portfolio’s investments in money market securities for temporary defensive purposes. If the Portfolio takes such a temporary defensive position, it may not achieve its investment objective.

Multi-Asset Portfolio. The Portfolio may also invest in rights and warrants, small-cap stocks, zero coupon bonds, foreign securities, -emerging market securities, interest rate swaps, caps, floors and collars (up to 10%), total return swaps (up to 10%), options, forward commitments, special situations, illiquid securities (up to 10%) and when-issued/delayed delivery transactions. Additional risks that the Portfolio may be subject to include:

•	Active Trading Risk

•	Emerging Markets Risk

•	Foreign Investment Risk

•	Illiquidity Risk

•	Interest Rate Risk

•	Prepayment Risk

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GLOSSARY

Investment Terminology

Credit Default Swap. A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. As the seller of credit protection, the Portfolio would effectively add leverage because, in addition to its net assets, the Portfolio would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. The Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Portfolio may not achieve its investment goal.

A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified security or an index.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible preferred stock, convertible bonds, warrants and rights, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.
•

Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolio and the indices described below change over time. The Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 22, 2012, the market capitalization range of the companies in the Index was $1.4 billion to $540 billion.

Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 22, 2012, the market capitalization range of the companies in the Index was $1.4 billion to $17.4 billion.

Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 22, 2012, the market capitalization range of the companies in the Index was $101 million to $2.6 billion.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

Firm commitment agreements and when-issued or delayed-delivery transactions call for the purchase or sale of securities

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GLOSSARY

at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

Fixed income securities are broadly classified as securities that provide for periodic payments, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:

•

Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	High-quality instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default.

•

An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Manager). The two best-known debt rating agencies are S&P and Moody’s. Investment grade refers to any security rated “BBB” or above by S&P or “Baa” or above by Moody’s.

•	A junk bond is a high risk bond that does not meet the credit quality standards of an investment grade security, and in many cases offers a high yield to maturity.

•

Pass-through securities involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•

U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. The Portfolio’s investment in U.S. Government Securities may include investments in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. Government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Portfolio. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

•

Zero-Coupon Bonds and Deferred Interest Bonds are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (Discount Bonds) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

Foreign securities are issued by companies located outside of the United States. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (“PFICs”), American Depositary Receipts (“ADRs”) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).

Emerging market securities are issued by companies located in emerging market countries. An emerging market country is generally one with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by the adviser or subadviser.

Forward commitments are contracts to purchase or sell securities at a fixed price with delivery and cash settlement to occur at a future date beyond normal settlement time. At the time that the Portfolio enters into a forward commitment to sell

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GLOSSARY

a security, the Portfolio may not hold that security. The Portfolio may also dispose of or renegotiate a commitment prior to settlement. At settlement, the value of the securities may be more or less than the purchase price.

Illiquid/Restricted securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Income consists of interest payments from bonds or dividends from stocks.

Interest rate swaps, caps, floors and collars. Interest rate swaps involve the exchange by the Portfolio with another party of its respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

Registered investment companies are investments by the Portfolio in other investment companies which are registered in accordance with the federal securities laws.

Short-term investments include money market securities such as short-term U.S. Government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities may provide the Portfolio with sufficient liquidity to meet redemptions and cover expenses.

A special situation arises when, in the opinion of the subadviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

Yield is the annual dollar income received on an investment expressed as a percentage of the current or average price.

About the Indices

The Barclays U.S. Aggregate Bond Index combines several Barclays Capital fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate bonds, mortgage pass-through securities, and asset-backed securities.

The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

Risk Terminology

Active Trading Risk: A strategy used whereby the Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section we provide the Portfolio’s portfolio turnover rate for each of the last five fiscal years.

Convertible Securities Risk: The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted.

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GLOSSARY

Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Credit Risk: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Credit Default Swap Risk. A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. Credit default swaps increase credit risk when the Portfolio is the seller and increase counterparty risk when the Portfolio is the buyer. Credit default swap transactions in which the Portfolio is the seller may require the Portfolio to liquidate securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The absence of a central exchange or market for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the Portfolio. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Currency Risk: The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar denominated securities.

Derivatives Risk: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets.

Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging contract positions may be substantially greater than the cost of a position in the underlying security index or benchmark.

Emerging Markets Risk: The risks associated with investments in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Equity Securities Risk: This is the risk that the value of the Portfolio may fluctuate in response to stock market movements. Growth stocks are historically volatile. In addition, individual stocks selected for the Portfolio may underperform the market generally for a variety of reasons, including poor company earnings results. The performance of different types of equity stocks may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which the prices of “growth” stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Portfolio may underperform the market generally.

Fixed Income Securities Risk: If the Portfolio invests significantly in bonds or other fixed income securities, the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by issuers of fixed income securities. As interest rates rise, the prices for fixed income securities typically fall; and as interest rates fall, the prices typically rise. To the extent the Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual fixed income securities selected for the Portfolio may underperform the market generally.

Foreign Investment Risk: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. Government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. See also emerging markets risk.

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GLOSSARY

Hedging Risk: A hedge is an investment made in order to reduce the risk of adverse price movements of a security, by taking an off-setting position in a related security (often a derivative such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Illiquidity Risk: When there is little or no active trading market for specific types of securities, it can become difficult or impossible to sell the security at a time and price favorable to the seller. In such a market, the value of such securities may decline dramatically.

Interest Rate Risk: Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to have an inverse correlation with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Large-Cap Companies Risk: Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Market Risk: The stock and/or bond markets as a whole are volatile and could go up or down, sometimes dramatically, for many reasons, including adverse political or economic development in the U.S. or abroad, changes in investor psychology or heavy institutional selling. This could affect the value of the securities held by the Portfolio.

Medium-Sized Companies Risk: Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Mortgage- and Asset-Backed Securities Risk: Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Prepayment Risk: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally decline, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.

Securities Selection Risk: The securities selected for the Portfolio, or a strategy used by the Portfolio, may fail to produce the intended return.

Small- and Medium-Sized Companies Risk: Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.

U.S. Government Securities Risk. As noted in the Investment Terminology section of the Glossary, obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government. The maximum potential liability of the issuers of some U.S. Government securities held by the Portfolio may greatly exceed their current resources, including their legal right support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Portfolio might not be able to recover its investment from the U.S. Government.

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MANAGEMENT

Information about the Investment Adviser

SunAmerica Asset Management Corp. (“SAAMCo” or the “Adviser”) serves as investment adviser and manager for the Portfolio. SAAMCo oversees Wellington Management Company, LLP (the “Subadviser”), provides various administrative services and supervises the daily business affairs of the Portfolio. SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, is a corporation organized under the laws of the state of Delaware, and is a wholly owned subsidiary of SunAmerica Annuity and Life Assurance Company. SAAMCo managed, advised or administered assets in excess of $42 billion as of December 31, 2011. In addition to serving as investment adviser and manager to the Trust, SAAMCo serves as adviser, manager and/or administrator for Seasons Series Trust, SunAmerica Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.

A discussion regarding the basis for the Board’s approval of the Trust’s investment advisory agreement and the subadvisory agreement between SAAMCo and the Subadviser is available in the Trust’s 2011 Annual Report to shareholders, which is available upon request.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Portfolio with the Subadviser approved by the Board without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to approve new Subadvisers for the Portfolio, change the terms of particular agreements with the Subadviser or continue the employment of the Subadviser after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of the Portfolio have the right to terminate the agreement with the Subadviser for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Affiliated Subadvisers selected and approved by the Board are subject to shareholder approval.

For the fiscal year ended December 31, 2011, the Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

Portfolio	Fee
Multi-Asset Portfolio	1.00%

Commission Recapture Program. Through a commission recapture program a portion of the Portfolio’s expenses have been reduced. “Other Expenses,” as reflected in the Annual Portfolio Operating Expenses in each Portfolio Summary, does not take into account this expense reduction. The expense reductions due to commission recapture for Portfolio were less than 0.01%.

Information about the Subadviser

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolio are set forth below. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of the Portfolio and no team member is limited in his/her role with respect to the management team.

SAAMCo compensates the Subadviser out of the advisory fees that it receives from the Portfolio. SAAMCo may terminate its agreement with the Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio, and the structure and method used by the Subadviser to determine their compensation.

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership

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MANAGEMENT

with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2011, Wellington Management had investment management authority with respect to approximately $651 billion in assets.

The Multi-Asset Portfolio is managed by a team of portfolio managers, which includes Evan S. Grace, CFA, Dáire T. Dunne, CFA, John C. Keogh, Glen M. Goldman Matthew E. Megargel, CFA, Jeffrey L. Kripke, and Francis J. Boggan, CFA. Mr. Grace, Director, Asset Allocation Portfolio Manager and Strategist affiliated with Wellington Management, joined the firm as an investment professional in 2003. Mr. Dunne, Director, Asset Allocation Portfolio Manager and Strategist affiliated with Wellington Management, joined the firm as an investment professional in 2008. Prior to joining Wellington Management, he was a portfolio manager at J.P. Morgan Asset Management in London and New York from 2000-2008. Please see above for the biographies of Messrs. Keogh, Goldman, Megargel, Kripke and Boggan.

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

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ACCOUNT INFORMATION

General

Shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SAAMCo, the investment adviser and manager, as well as non-affiliated life insurance companies. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. The term “Manager” as used in this Prospectus means either SAAMCo or the other registered investment advisers that serve as subadvisers to the Trust, as the case may be.

The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers Class 3 shares of the Portfolio. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust’s Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Service (12b-1) Plan

Class 3 shares of the Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolio’s Class 3 shares. Because these fees are paid out of the Portfolio’s Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Transaction Policies

Valuation of shares. The net asset value per share (“NAV”) for the Portfolio and the class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the class by the number of such class’s outstanding shares. The NAV for the Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved and periodically reviewed by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, the Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the securities. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of the Portfolio’s shares may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices. The Separate Accounts buy and sell shares of the Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

During periods of extreme volatility or market crisis, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

Frequent Purchases and Redemptions of Shares

The Portfolio, which is offered only through Variable Contracts, is intended for long-term investment and not as a frequent short-term trading (“market timing”) vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolio. The Board has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolio’s performance or their participants. Market timing can disrupt the ability of the Subadviser to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolio. In addition, market timing may increase the Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Shares of the Portfolio are held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolio must rely on the Separate Account to both monitor market timing within the Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to

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ACCOUNT INFORMATION

help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolio. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the Separate Account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolio and any fees that may apply.

Payments in Connection with Distribution

Certain life insurance companies affiliated with SAAMCo receive revenue sharing payments from SAAMCo and certain subadvisers in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolio, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from 12b-1 fees that are deducted directly from the assets of the Portfolio or from investment management fees received by the Adviser or subadvisers.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolio’s securities are described in the Statement of Additional Information.

Dividend Policies and Taxes

Distributions. The Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net realized gains, if any, are paid annually. The Portfolio reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distribution Reinvestments. The dividends and distributions, if any, will be automatically reinvested in additional shares of the Portfolio.

Taxability of the Portfolio. The Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as the Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

If the Portfolio receives dividend income from U.S. sources, the Portfolio will annually report certain amounts of its dividends paid as eligible for the dividends received deduction. If the Portfolio incurs foreign taxes, the Portfolio will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolio. The benefits to the life insurance companies will not be passed to you or the Portfolio.

The Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If the Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Separate Accounts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for federal income tax purposes, and income and gains earned inside the Separate Accounts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table for Class 1 Shares of the Portfolio will be presented in a post-effective amendment to the Trust’s Registration Statement on Form N-1A.

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FOR MORE INFORMATION

The following documents contain more information about the Portfolio’s investments and are available free of charge upon request:

•

The Annual/Semi-annual Reports contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected the Portfolio’s performance for the most recently completed fiscal year.

•

The Statement of Additional Information (SAI) contains additional information about the Portfolio’s policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

The Trust’s prospectus, SAI, and semi-annual and annual reports are available at https://www.sunamerica.com/prospectuses or online through the internet websites of the life insurance companies offering the Portfolios as investment options. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT

File No. 8111-3836

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STATEMENT OF ADDITIONAL INFORMATION

ANCHOR SERIES TRUST

Anchor Series Trust (the “Trust”), a Massachusetts business trust, is a registered open-end, management investment company currently consisting of 8 portfolios. This Statement of Additional Information (“SAI”) relates to the following portfolios:

Asset Allocation Portfolio

Capital Appreciation Portfolio

Government and Quality Bond Portfolio

Growth and Income Portfolio

Growth Portfolio

Multi-Asset Portfolio

Natural Resources Portfolio

Strategic Multi-Asset Portfolio

This SAI is not a prospectus, but should be read in conjunction with the current prospectuses (Class 1, Class 2 and/or Class 3 Shares) of the Trust dated April 30, 2012 and the current prospectus of the Multi-Asset Portfolio dated August 29, 2012 (relating only to Class 3 Shares of the Multi-Asset Portfolio) (the “Prospectuses”). The SAI expands upon and supplements the information contained in the current Prospectuses of the Trust. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectuses. The audited Financial Statements of the Trust have been incorporated by reference into this SAI from the Trust’s 2011 Annual Report to shareholders. You may request a copy of the annual report, semi-annual report and/or Prospectuses at no charge by calling (800) 445-7862 or writing the Trust at the address below.

P.O. BOX 54299

LOS ANGELES, CALIFORNIA 90054-0299

(800) 445-7862

APRIL 30, 2012

(Supplemented August 29, 2012)

(continued)

(continued)

THE TRUST

The Trust, organized as a Massachusetts business trust on August 26, 1983, is an open-end management investment company. The Trust is composed of eight separate portfolios (each, a “Portfolio”). Each Portfolio is diversified. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (collectively, “Variable Contracts”) of SunAmerica Annuity and Life Assurance Company (“SAAL”), American General Life Insurance Company of Delaware (“AGD”) and The United States Life Insurance Company in the City of New York (“USL”) and variable annuity contracts issued by Phoenix Life Insurance Company (“Phoenix”) (see “Account Information” in the Prospectuses). The life insurance companies listed above are collectively referred to as the “Life Companies.”

On December 1, 1992, the Board of Trustees of the Trust approved a change of the names of the Aggressive Growth Portfolio and the Aggressive Multi-Asset Portfolio to the Capital Appreciation Portfolio and the Strategic Multi-Asset Portfolio, respectively. On February 16, 1995, the Board of Trustees of the Trust approved a change of the name of the Convertible Securities Portfolio to the Growth and Income Portfolio. The Target ‘98 Portfolio ceased operations on December 11, 1998. On August 6, 1999, the shares of the Fixed Income Portfolio and Foreign Securities Portfolio were substituted with shares of the Government and Quality Bond Portfolio and Strategic Multi-Asset Portfolio, respectively.

On May 30, 2001, the Board of Trustees approved the creation of Class B shares and the renaming of all issued and outstanding shares as Class A shares. On July 16, 2002, the Board of Trustees approved the creation of Class 3 shares and the renaming of the Class A and B shares to Class 1 and 2, respectively.

Class 1 shares of each Portfolio are offered only in connection with certain Variable Contracts. Class 2 and 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service fees, while Class 1 shares are not; and (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 plans adopted with respect to Class 2 and 3 shares. The Board of Trustees may establish additional portfolios or classes in the future.

On December 21, 2001, the High Yield Bond Portfolio was liquidated.

On June 17, 2003, the Board of Trustees approved the creation of the Asset Allocation Portfolio. The Asset Allocation Portfolio is the survivor of a reorganization involving itself and the corresponding series of SunAmerica Series Trust (referred to herein as the “Prior Asset Allocation Portfolio”) which became effective on November 24, 2003. This means that the Asset Allocation Portfolio adopted the financial statements and performance record of the Prior Asset Allocation Portfolio as of November 24, 2003.

On November 18, 2011, the Money Market Portfolio was liquidated.

On June 22, 2012, the Board of Trustees approved the creation of Class 3 Shares of the Multi-Asset Portfolio.

SunAmerica Asset Management Corp. (“SAAMCo” or the “Adviser”) serves as investment adviser and manager for the Portfolios. As described in the Prospectuses, SAAMCo retains Wellington Management Company, LLP (“Wellington Management”) and Edge Asset Management, Inc. (“EAM”) (formerly WM Advisors, Inc.) to provide investment advisory services to the Portfolios (each a “Subadviser,” and collectively, the “Subadvisers”) pursuant to Subadvisory Agreements with SAAMCo.

INVESTMENT GOALS AND STRATEGIES

The investment goal of each Portfolio is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Except for those investment restrictions and operating policies specifically identified as fundamental below, the investment goals, restrictions and operating policies set forth in the Prospectuses and Statement of Additional Information are non-fundamental and may be changed without shareholder approval.

The investment goal and principal investment strategy for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under “Portfolio Summaries” and “Additional Information About the Portfolios’ Investment Strategies and Investment Risks” in the Prospectuses. The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectuses.

SUPPLEMENTAL INVESTMENT/RISK CHARTS

The following charts and information supplements the information contained in the Prospectuses and also provides information concerning investments the Portfolios make on a periodic basis which includes infrequent investments or investments in which the Portfolios reserve the right to invest. We have also included a supplemental glossary to detail additional investments the Portfolios reserve the right to make as well as to define investment and risk terminology used in the charts below that does not otherwise appear in the Prospectuses under the section entitled “Glossary.” In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the Prospectuses under the section entitled “Glossary.” Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase.

EQUITY PORTFOLIOS

	GROWTH AND INCOME	GROWTH	CAPITAL APPRECIATION	NATURAL RESOURCES

In what other types of investments may the Portfolio periodically invest?	— Futures — Options — REITS — Hybrid instruments (up to 10%) — Borrowing for temporary or emergency purposes (up to 10%)	— Fixed income securities — Futures — Options — Short-term investments — REITS — Hybrid instruments (up to 10%) — Borrowing for temporary or emergency purposes (up to 10%)	— Fixed income securities — Futures — Short-term investments — REITS — Hybrid instruments (up to 10%) — Borrowing for temporary or emergency purposes (up to 10%)

— Fixed income securities:

— U.S. government securities

— Foreign fixed income securities

— Futures

— Options

— Asset and mortgage backed securities

— Investment grade corporate bonds

— Short-term investments

— Registered investment companies

— Hybrid instruments (up to 10%)

— Borrowing for temporary or emergency purposes (up to 20%)

What other types of risks may potentially or periodically affect the Portfolio?	— Derivatives — Hedging — IPO investing — Credit quality	— Credit quality — Derivatives — Hedging — Prepayment — Interest rate fluctuations — IPO investing	— Credit quality — Prepayment — Derivatives — Interest rate fluctuations — IPO investing — Emerging markets	— Credit quality — Prepayment — Derivatives — Hedging — Interest rate fluctuations — IPO investing

ASSET ALLOCATION PORTFOLIOS

	ASSET ALLOCATION	MULTI-ASSET	STRATEGIC MULTI-ASSET

In what other types of investments may the Portfolio periodically invest?	— Borrowing for temporary or emergency purposes (up to 33 1/3%)	— REITs — Hybrid instruments (up to 10%) — Borrowing for temporary or emergency purposes (up to 10%)	— Zero coupon bonds — REITS — Hybrid instruments (up to 10%) — Junk Bonds (up to 5%) — Borrowing for temporary or emergency purposes (up to 10%)

What other types of risks may potentially or periodically affect the Portfolio?	— IPO investing	— Small and medium sized companies — IPO investing	— IPO investing — Junk Bond Risk

FIXED INCOME PORTFOLIO

GOVERNMENT AND QUALITY BOND
In what other types of investments may the Portfolio periodically invest?	— Hybrid instruments (up to 10%) — Short-term investments — Borrowing for temporary or emergency purposes (up to 10%)

What other types of risks may potentially or periodically affect the portfolio?	— Interest rate fluctuations

SUPPLEMENTAL GLOSSARY

ASSET-BACKED SECURITIES. Asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (SIV). A SIV is an investment vehicle which buys high rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Instruments backed by pools of receivables are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time of purchase. Therefore, a Portfolio’s ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

BORROWING. The Asset Allocation Portfolio is authorized to borrow money to the extent permitted by applicable law. The Investment Company Act of 1940, as amended (the “1940 Act”), permits the Portfolio to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. In seeking to enhance performance, the Asset Allocation Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings. In the event that asset coverage for the Portfolio’s borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

To the extent the Asset Allocation Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although the Portfolio is authorized to borrow, it will do so only when the Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Portfolio’s net asset value per share and net yield. The Portfolio expects that all of its borrowing will be made on a secured basis. The Portfolio will segregate cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, the Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

Each of the Growth and Income, Growth, Capital Appreciation, Natural Resources, Multi- Asset, Strategic Multi-Asset and Government and Quality Bond Portfolios may not borrow except for temporary or emergency purposes and then only in an amount not in excess of 10% of the value of its assets, in which case it may pledge, mortgage or hypothecate any of its assets as security for such borrowing, but not to an extent greater than 5% of the value of the assets, except with respect to the Natural Resources Portfolio which may borrow money or pledge its assets in an amount not in excess of 20% of the value of its assets. (Also see the Investment Restrictions section.)

CURRENCY VOLATILITY. The value of a Portfolio’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar denominated securities.

DERIVATIVES. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over-the-counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. See discussion herein under “Options and Futures – Limitations on Entering Into Futures Contracts.”

EXCHANGE TRADED FUNDS (“ETFs”) are types of investment companies that may be bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Most ETFs are investment companies and therefore, a Portfolio’s purchase of ETF shares generally is subject to the limitations on, and the risks of, such Portfolio’s investments in other investment companies. See “Other Investment Companies.” The Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES. Each Portfolio may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody’s or its equivalent by any other nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by S&P or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Subadvisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the section in the Appendix regarding “Corporate Bond and Commercial Paper Ratings” for a description of each rating category and a more complete description of lower-medium and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long- (ten plus years), intermediate- (three to ten years), or short-term (less than three years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Lower Rated Fixed Income Securities

The Asset Allocation and the Strategic Multi-Asset Portfolios may invest in below investment grade debt securities. Issuers of lower rated or non-rated securities (“high yield” securities, commonly known as “junk bonds”) may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Portfolio and dividends to shareholders.

A Portfolio may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Portfolio’s ability to dispose of particular issues when necessary to meet a Portfolio’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Portfolio’s net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

There are risks involved in using credit ratings as a method for evaluating fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, SAAMCo or a Subadviser will monitor the issuers of fixed income securities in a Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to ensure that the debt securities’ liquidity stays within the parameters of the Portfolio’s investment policies. A Subadviser will not necessarily dispose of a portfolio security when its ratings have been changed.

Investments in defaulted securities pose an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery of a Portfolio’s initial investment and any anticipated income or appreciation is uncertain. In addition, a Portfolio may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. A Portfolio may be required to liquidate other portfolio securities to satisfy annual distribution obligations of a Portfolio in respect of accrued interest income on securities which are subsequently written off, even though such Portfolio has not received any cash payments of such interest.

FLOATING RATE OBLIGATIONS. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Subadvisers consider floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.

FOREIGN SECURITIES. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Each Portfolio is authorized to invest in foreign securities. A Portfolio may purchase securities issued by issuers in any country.

Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Each Portfolio, other than the Government and Quality Bond Portfolio, may invest in non-U.S. dollar denominated securities of foreign companies. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. A Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Portfolio’s custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio’s operating policies, the Portfolio’s investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. Emerging market countries are deemed to be those countries included within the MSCI Emerging Markets Index. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can potentially provide higher rates of return to investors.

The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio’s non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Because the Portfolios may invest in securities that are listed primarily on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of the Portfolios’ shares may change on days when a shareholder will not be able to purchase or redeem shares.

Additionally, foreign markets, especially emerging markets, may have less efficient clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement delays could cause the Portfolio to miss attractive investment opportunities. The inability to dispose of Portfolio securities due to settlement problems could result in losses to a Portfolio due to subsequent declines in values of the securities or, if the Portfolio has entered into a contract to sell the security, possible liability to the purchaser.

FORWARD COMMITMENTS. A Portfolio may make contracts to purchase or sell eligible securities for a fixed price with delivery and cash settlement to occur at a future date beyond normal settlement time. At the time that a Portfolio enters into a forward commitment to sell a security, the Portfolio may not hold that security. The Portfolio may also dispose of or renegotiate a commitment prior to settlement. A Portfolio will designate cash or other liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a future commitment basis. At the time a Portfolio makes a commitment to purchase or sell a security, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.

During the period between commitment by a Portfolio and settlement, no payment is made by the purchaser, and typically no interest accrues to the purchaser from the transaction, although a Portfolio may earn income on securities it has segregated. At settlement, the value of the securities may be more or less than the purchase price.

When purchasing a security on a forward commitment basis, a Portfolio assumes the risks of ownership of the security, including the risk of price and yield fluctuations. Because a Portfolio is not required to pay for the security until settlement, these risks are in addition to the risks associated with the Portfolio’s other investments. If the Portfolio remains substantially fully invested at a time when forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Portfolio has sold a security on a forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to the transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Certain Portfolios may enter into forward foreign currency contracts (“forward contracts”) for various purposes, including to facilitate settlement of foreign currency denominated portfolio transactions, to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates, to hedge portfolio exposure to benchmark currency allocation, to manage and/or gain exposure to certain foreign currencies or to enhance return. Forward Contracts involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No price is paid or received upon the purchase or sale of a Forward Contract. The Portfolios may use Forward Contracts to reduce certain risks of their respective investments and/or to attempt to enhance return.

Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Portfolio believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated (“cross-hedged”). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”).

The Portfolios will cover outstanding forward currency contracts by maintaining either liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged, or by owning a corresponding opposite forward position (long or short position, as the case may be) in the same underlying currency with the same maturity date

(“Covering/Closing Forwards”). To the extent that a Portfolio is not able to cover its forward currency positions with either underlying portfolio securities or with Covering/Closing Forwards, or to the extent to which any portion of a position is either not covered by a corresponding opposite position or is “out of the money” in the case where settlement prices are different on the short and long positions, the Portfolio will segregate cash or other liquid securities having a value equal to the aggregate amount of the Portfolio’s commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the securities declines, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the Portfolio’s commitments with respect to such contracts. As an alternative to segregation, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

HYBRID INSTRUMENTS. Hybrid Instruments including indexed and structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries.

The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission (the “CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the “SEC”), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio. Accordingly, each Portfolio will limit its investments in hybrid instruments to 10% of its total assets.

Hybrid instruments include structured investments which are securities having a return tied to an underlying index or other security or asset class. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolios may invest in classes of Structured Securities that are either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Hybrid instruments also include “market access products,” which may be structured as zero-strike warrants, zero-strike options, linked notes, or total return swaps. A market access product is a derivative security with synthetic exposure to an underlying local foreign stock. Market access products are subject to the same risks as direct investments in securities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of the agreement, an access product may lose value regardless of the strength of the underlying stock. In addition, the liquidity of a market access product may be limited because the issuing dealer typically creates the market for its access products.

ILLIQUID AND RESTRICTED SECURITIES. Each of the Portfolios, other than the Asset Allocation Portfolio, may invest no more than 10% (15% for Asset Allocation Portfolio) of its net assets, determined as of the date of purchase, in illiquid securities, including repurchase agreements that have a maturity of longer than seven days; interest rate swaps, currency swaps, floors and collars; or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolios will seek to obtain the right of registration, at the expense of the issuer (except in the case of “Rule 144A securities,” as described below).

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

For example, restricted securities that the Board of Trustees or Subadviser, pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale pursuant to Rule 144A under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from the Securities Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on notice of seven days or less is regarded as a liquid instrument. The Adviser or Subadviser, as the case may be, will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees of the Trust. In reaching liquidity decisions, the Adviser or Subadviser, as the case may be, will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Commercial paper issues in which a Portfolio may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Portfolios’ 10% (15% for the Asset Allocation Portfolio) limitation on investments in illiquid securities includes Section 4(2) paper that the Adviser or Subadviser has not determined to be liquid pursuant to guidelines established by the Board of Trustees. The Trust’s Board of Trustees has delegated to the Subadviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

INTERFUND BORROWING AND LENDING PROGRAM. The Trust has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for comparable transaction. In addition, a Portfolio may participate in the program only if and the extent that such participation is consistent with the Portfolio’s investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.

INVERSE FLOATERS. Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s 10% limitation on investments in such securities.

IPO INVESTING. A Portfolio’s purchase of shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The effect of IPOs on a Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on the Portfolio’s performance. Companies offering stock in IPOs generally have limited operating histories and purchase of their securities may involve greater investment risk.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan participations and assignments include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Subadviser to be creditworthy. When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include investments in mortgage-related securities, including certain U.S. Government securities such as GNMA, FNMA or FHLMC certificates (as defined below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. Government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

Each of the Portfolios, except the Growth and Capital Appreciation Portfolios, also may invest in privately issued mortgage-backed securities, which are not backed by the U.S. Government or guaranteed by any issuing agency. Volatility in the market for privately issued mortgage-backed securities and concomitant issues regarding the value and liquidity of these instruments may adversely impact the assets of the Portfolios.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the Farmer’s Home Administration (“FMHA”), or guaranteed by the Veterans Administration (“VA”). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

In September 2008, FNMA and FHLMC were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by FNMA or FHLMC. Although the U.S. Government has provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other Government-sponsored enterprises in the future.

Other types of pass through mortgage-backed securities include:

Conventional Mortgage Pass-Through Securities. Conventional mortgage pass-through securities represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or Real Estate Mortgage Investment Conduits (“REMICs”) and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

The mortgage pools underlying conventional mortgage pass-throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional mortgage pass-throughs (whether fixed or adjustable rate) provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

Collateralized Mortgage Obligations (“CMOs”). Collateralized mortgage obligations (“CMOs”) are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. Government, a U.S. Government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

Stripped Mortgage-Backed Securities (“SMBS”). Stripped mortgage-backed securities (“SMBS”) are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. Government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal-only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest-only” class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio’s yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio’s net asset value per share. Only U.S. Government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Portfolio’s limitation on investments in illiquid securities.

NEWLY DEVELOPED SECURITIES. Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectuses and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

OPTIONS AND FUTURES. Certain Portfolios may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Portfolio’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased, or to generate income. Options may be traded on a national securities exchange or in the over-the-counter (OTC) market. Risks to the Portfolios of entering into option contracts include counterparty risk, market risk and, with respect to OTC options, illiquidity risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within in a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Options and futures (defined below) are generally used for either hedging or return enhancement purposes.

Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates the Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. After any such sales up to 25% of a Portfolio’s total assets may be subject to calls. All call options written by a Portfolio must be “covered,” which means that the Portfolio will own the securities subject to the option as long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Portfolio obligates the Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Portfolio must be “covered,” which means that the Portfolio will segregate cash or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a Portfolio. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

The following is more detailed information concerning options, futures and options on futures:

Options on Securities. When a Portfolio writes (i.e., sells) a call option on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer, through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing purchase transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies. A call written on a foreign currency by a Portfolio is “covered” if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is “covered” if the Portfolio segregates cash or other liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

In addition to using options for the hedging purposes described above, a Portfolio may use options on currency to seek to increase total return. A Portfolio may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio risks forgoing the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

A Portfolio may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and the transaction costs. Otherwise a Portfolio would realize either no gain or a loss on the purchase of the call option.

Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of currencies which it does not own. A Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the put option.

Options on Securities Indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio’s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

The use of options would subject the Portfolio to certain risks. The Subadviser’s predictions of movements in the direction of the securities markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio’s net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if the option had not been used. Other risks of using options include contractions and unexpected movements in the prices of the underlying securities.

Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. A Portfolio that may enter into yield curve options transactions will cover such transactions as described above.

Reset Options. Reset options are options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options, grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, if the premium paid for the purchase of the option may be determined at the termination, the Portfolio assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Portfolio purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

Futures. Certain of the Portfolios may enter into futures contracts for various purposes, including to increase or decrease exposure to equity or bond markets, to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or currency rates, to manage duration and yield curve positioning, or to enhance income or total return. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. Government securities (together, “Futures”) are used primarily for hedging purposes and from time to time for return enhancement. Upon entering into a Futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the “futures broker”). Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying cash markets. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, known as “variation margin,” are made or received by the Portfolio as a result of changes in the value of the contract and/or changes in the value of the initial margin requirement. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

Interest rate futures contracts are purchased or sold generally to manage duration and yield curve positioning and for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.

Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

Foreign currency futures contracts are generally entered into for hedging or return enhancement purposes to attempt to protect a Portfolio’s current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

The primary risk to the Portfolios of entering into futures contracts is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying securities. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. While the Portfolios will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, a Portfolio may be unable to close out its futures contracts at a time which is advantageous. In addition, if a Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times.

Options on Futures. Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.

The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on Futures positions, a Portfolio’s losses from exercised options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio, will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

Limitations on Entering Into Futures Contracts. Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Portfolios, neither the Portfolios nor the Trust are deemed to be a “commodity pool” or “commodity pool operator” (“CPO”), respectively, under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. The Portfolios’ investment adviser, SAAMCo, is not deemed to be a “commodity trading advisor” with respect to its services as an investment adviser to the Portfolios, as applicable. Transactions in options by a Portfolio are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to futures and economically equivalent derivatives contracts. An exchange may order the liquidation of positions found to be in violation of those limits and my impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less margin deposit applicable to it.

In February 2012, the CFTC adopted certain regulatory changes that will subject the adviser of a registered investment company to registration with the CFTC as a CPO if the company is unable to comply with certain trading and marketing limitations. With respect to investments in commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, a registered investment company must meet one of the following tests: (1) the aggregate initial margin and premiums required to establish the company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed one hundred percent (100%) of the liquidation value of the company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or derivatives markets. These rules go into effect on the later of December 31, 2012 or sixty (60) days following the CFTC’s and SEC’s joint promulgation of final rules defining the term “swap.” In the event that SAAMCo is required to register as a CPO, the disclosure and operations of each Portfolio would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase Trust expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration is required.

OTHER INVESTMENT COMPANIES. The Natural Resources and Asset Allocation Portfolios may invest in securities of other investment companies (including ETFs) subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on a Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Portfolio’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. See also “Exchange Traded Funds.”

PORTFOLIO TURNOVER. A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities.

A Portfolio’s turnover rate would equal 100% if each security in the Portfolio were replaced once per year.

REAL ESTATE INVESTMENT TRUSTS (“REITs”). Real estate investment trusts (“REITs”) pool investors’ funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITS may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the debt securities held by a Portfolio. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Portfolio will segregate cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See “Investment Restrictions.”

ROLL TRANSACTIONS. Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the roll securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because “roll” transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than those reflecting typical portfolio management activities.

Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

SECTOR RISK. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may under-perform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES LENDING. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day’s notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Since voting or consent rights that accompany loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the Adviser determines that the matters involved would have a material effect on the Portfolio’s investment in the securities that are the subject of the loan and that it is feasible to recall the loan on a timely basis.

SHORT SALES. Short Sales are effected by selling a security that a Portfolio does not own. The Asset Allocation Portfolio may engage in short sales “against the box.” A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an “appreciated financial position” (e.g., appreciated stock) is generally treated as a sale by the Portfolio for federal income tax purposes. The Portfolio will generally recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box. The Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales.

SHORT-TERM INVESTMENTS. Short-Term Investments, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include: (a)  for liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when the Subadviser is unable to locate favorable investment opportunities; or (c)  for temporary defensive purposes. Each Portfolio may invest in short-term instruments, including:

Money Market Securities. Money Market Securities may include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.

Commercial Bank Obligations. Certificates of deposit (interest-bearing time deposits), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks.

Savings Association Obligations. Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC.

Extendable Commercial Notes (“ECNs”). Extendable commercial notes (“ECNs”) are a type of commercial paper in which the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time. A Portfolio may purchase ECNs only if judged by the Subadviser to be of suitable investment quality. This includes ECNs that are (a) rated in the two highest categories by Standard & Poor’s and by Moody’s, or (b) deemed on the basis of the issuer’s creditworthiness to be of a quality appropriate for the Portfolio. (No more than 5% of a Portfolio’s assets may be invested in ECNs in the second highest rating category; no more than the greater of 1% of the Portfolio’s assets or $1 million may be invested in such securities of any one issuer.) See the Appendix for a description of the ratings. A Portfolio will not purchase ECNs described in (b)  above if such paper would in the aggregate exceed 15% of its total assets after such purchase.

Commercial Paper. Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies, including variable amount master demand notes and floating rate or variable rate notes. This includes commercial paper that is (a) rated in one of the two highest categories by any two or more nationally recognized statistical rating organizations (“NRSRO”) or by one NRSRO if only one has rated the security or (b) other commercial paper deemed on the basis of the issuer’s creditworthiness to be of an appropriate quality. See the Appendix for a description of the ratings.

Variable Amount Master Demand Notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market for such obligations. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. In connection with master demand note arrangements, the Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or Standard & Poor’s and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest.

Corporate Bonds and Notes. A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period. See the Appendix for a description of investment-grade ratings by Standard & Poor’s and Moody’s.

U.S. Government Securities. Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.

Repurchase Agreements. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Subadviser, subject to the guidance of the Board of Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio’s money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Subadviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio’s use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 10% (15% for the Asset Allocation Portfolio) of the value of its total assets. However, repurchase agreements having a maturity of seven days or less for temporary defensive purposes are not subject to the limits on illiquid securities.

SPECIAL SITUATIONS. As described in the Prospectuses, certain Portfolios may invest in “special situations.” A special situation arises when, in the opinion of a Subadviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

STANDBY COMMITMENTS. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Subadviser may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

SWAPS. Interest-Rate Swaps, Mortgage Swaps, and Interest-Rate Caps, Floors and Collars. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. A Portfolio will generally enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of a Portfolio and to protect against any increase in the price of securities that a Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. Since interest-rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. The Portfolios will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make, if any. If the other party to an interest-rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

The Portfolios will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims-paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Fitch Ratings or Aa or P-1 or better by Moody’s, or is determined to be of equivalent quality by the applicable Subadviser.

Credit Default Swaps. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal pay-downs, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices (CDXs) involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments (in the Annual Report) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying /selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-based securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2011 for which a Portfolio is the seller of protection are disclosed in the footnotes to the Schedules of Investments (in the Annual Report). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Equity Swaps. Equity swaps, a type of total return swap, are typically entered into for the purpose of investing in a market without owning or taking physical custody of securities in various circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay each other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or other liquid securities in an amount having an aggregate net asset value at least equal to the accrued excess of the Portfolio’s obligations over its entitlements with respect to each equity swap. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio’s potential exposure, as permitted by applicable law, the Portfolio believes that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. A Portfolio intends to utilize inflation swap agreements where there is no exchange of cash payments until the maturity of the swap. These are sometimes called zero coupon inflation swaps. Inflation swap agreements may be used to protect the net asset value of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index.

Inflation swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. The Portfolio will enter into inflation swaps on a net basis (i.e., the two payment streams are netted out at maturity with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

Options on Swaps or Swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

Total Return Swaps. Total return swaps are contracts under which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

U.S. GOVERNMENT SECURITIES. Each Portfolio may invest in a variety of debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include a variety of Treasury securities that differ primarily in their interest rates, the length of their maturities and dates of issuance. Treasury bills are obligations issued with maturities of one year or less. Treasury notes are generally issued with maturities from one to ten years. Treasury bonds are generally issued with maturities of more than ten years. Obligations issued by agencies and instrumentalities of the U.S. Government, which may be purchased by each Portfolio, also vary in terms of their maturities at the time of issuance.

U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issues or guaranteed by the U.S. Treasury.

The Portfolios may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. Government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Portfolio itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

U.S. TREASURY INFLATION PROTECTION SECURITIES. U.S. Treasury Inflation Protection Securities are issued by the United States Department of the Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index (“CPI”) for All Urban Consumers (“CPI-U”). The value of the principal is adjusted for inflation, and the securities pay interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

WARRANTS. Warrants give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will segregate cash or other liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a delayed delivery basis.

A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Subadviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. An example of a when-issued or delayed delivery security is a “to be announced” or “TBA” mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date, with no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.

ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio’s distribution obligations.

SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE

The Trust’s custodian, State Street Bank and Trust Company (“State Street”), or a securities depository acting for the custodian, will act as the Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio’s entering into a closing transaction.

An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio’s control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio’s net asset value being more sensitive to changes in the value of the underlying investments.

In the future, each Portfolio may employ derivatives and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio’s investment objectives, legally permissible and adequately disclosed.

Regulatory Aspects of Derivatives. Each Portfolio that utilizes such instruments must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the “CFTC Rule”) adopted by the CFTC under the CEA, which excludes the Portfolio from registration with the CFTC as a CPO (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio’s assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio’s existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

In February 2012, the CFTC adopted changes to the CFTC Rule that will subject SAAMCo to registration with the CFTC as a CPO if the Portfolios that utilize derivative instruments are unable to comply with certain trading and marketing limitations. With respect to investments in commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, such a Portfolio must meet one of the following tests: (1) the aggregate initial margin and premiums required to establish the Portfolio’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, such a Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or derivatives markets. The amendments to the CFTC Rule go into effect on the later of December 31, 2012 or 60 days following the CFTC’s and SEC’s joint promulgation of final rules defining the term “swap.” In the event that SAAMCo is required to register as a CPO, the disclosure and operations of each Portfolio that utilizes derivatives would need to comply with all applicable CFTC regulations.

Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, a Portfolio is required to segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis.

Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Subadviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.

Limitations on Stock Index Futures and Related Options Transactions. Each Portfolio authorized to invest in these instruments will not engage in transactions in stock index Futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of securities held in the Portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Portfolio. Each Portfolio authorized to invest in these instruments presently intends to limit its transactions so that the aggregate market exposure of all Futures contracts does not exceed 30% of the Portfolio’s total assets. In instances involving the purchase of stock index Futures contracts by those Portfolios, an amount of cash or liquid securities, equal to the market value of the Futures contracts, will be segregated by the Portfolio’s custodian or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.

SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK BONDS AND SECURITIES RATINGS

HIGH-YIELD, HIGH-RISK BONDS may present certain risks, which are discussed below:

Sensitivity to Interest Rate and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio’s net asset value.

Payment Expectations - High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.

Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.

As a result of all these factors, the net asset value of the Growth and Income, Strategic Multi-Asset and Asset Allocation Portfolios, to the extent each invests in high-yield bonds (junk bonds), is expected to be more volatile than the net asset value of funds which invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause a Portfolio to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

The Subadvisers attempt to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Subadviser will evaluate the security and determine whether to retain or dispose of it.

The following are additional limitations and/or requirements concerning the ratings of securities:

•

The convertible securities in which the GROWTH AND INCOME PORTFOLIO may invest are not subject to any limitations as to ratings and may include high, medium, lower and unrated securities. However, the Portfolio may not invest more than 20% of its total assets in convertible securities rated below “Baa” by Moody’s or “BBB” by Standard & Poor’s (including convertible securities that have been downgraded), or in unrated convertible securities that are of comparable quality as determined by the Subadviser. Convertible securities rated lower than “Baa” by Moody’s or “BBB” by Standard & Poor’s or unrated securities of comparable quality, commonly referred to as “junk bonds” or “high yield securities,” are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See above for a discussion of the risks associated with lower-rated, high-yield securities.

•	The STRATEGIC MULTI-ASSET PORTFOLIO may invest up to 5% in junk bonds.

•

Up to 20% of the GOVERNMENT AND QUALITY BOND PORTFOLIO may be invested in bonds rated as low as “AA3” by Moody’s or “A-” by Standard & Poor’s or, if not rated, determined by the Subadviser to be of comparable quality.

•	The GROWTH, MULTI-ASSET, NATURAL RESOURCES and CAPITAL APPRECIATION PORTFOLIOS will not invest in junk bonds.

•

The ASSET ALLOCATION PORTFOLIO’S fixed income investments will consist of “investment grade” bonds; that is, bonds that are rated BBB or better by Standard & Poor’s or Baa or better by Moody’s. Up to 25% of the Portfolio’s fixed income assets may be invested in securities that are below investment grade as defined above, including securities rated as low as CC by Standard & Poor’s or Ca by Moody’s. Securities rated BBB or below by Standard & Poor’s or Baa or below by Moody’s are considered to have speculative characteristics.

See the Appendix for a description of corporate bond and commercial paper ratings.

INVESTMENT RESTRICTIONS

The Trust, on behalf of each Portfolio, has adopted certain fundamental investment restrictions which cannot be changed without approval by a majority of its outstanding voting securities. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio.

In addition, the Portfolios may have non-fundamental investment restrictions or operating policies which have been approved by the Trust’s Board of Trustees. Non-fundamental investment restrictions or operating policies may be changed by the Board of Trustees without shareholder approval. The fundamental and non-fundamental investment restrictions and operating policies of each Portfolio are listed below. All percentage limitations expressed in the following investment restrictions or operating policies are measured immediately after the relevant transaction is made.

Fundamental Investment Restrictions of the Growth and Income, Growth, Capital Appreciation, Natural Resources, Multi-Asset, Strategic Multi-Asset, and Government and Quality Bond Portfolios

Each of these Portfolios may not:

1.	With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer (in each case measured at market value at the time of each investment).

2.	Acquire any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, more than 25% of its total assets (taken at current value) would then be invested in a single industry with the exception of the Natural Resources Portfolio, which will invest more than 25% of its total assets in securities of issuers in the natural resources group of industries.

3.	Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

4.	Make short sales of securities or maintain a short position.

5.	Purchase any security, if as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) that are less than three years old.

6.	Buy or sell commodities or commodity contracts (except financial futures as described herein) or, with the exception of the Natural Resources Portfolio, real estate or interests in real estate, although a Portfolio may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate.

7.	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed to be an underwriter under certain federal securities laws.

8.	Make investments for the purpose of exercising control or management.

9.	Purchase any security restricted as to disposition under federal securities laws, if as a result, a Portfolio would have more than 10% of its total assets (taken at current value) (invested in securities for which market quotations are not readily available and in repurchase agreements with a maturity of longer than seven days.

10.	With the exception of the Natural Resources Portfolio, invest in interests in oil, gas or other mineral exploration or development programs, although to the extent consistent with its investment objectives and policies, a Portfolio may invest in the publicly traded securities of companies which invest in or sponsor such programs.

11.	Make loans, except through (a) the purchase of bonds, debt obligations such as GNMA securities, debentures, commercial paper, corporate notes, and similar evidences of indebtedness of a type commonly sold to financial institutions; (b) repurchase agreements; and (c) as otherwise permitted by exemptive order of the SEC. The purchase of a portion of an issue of securities described under (a) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

12.

Borrow money or pledge Portfolio assets except for temporary or emergency purposes and then only in an amount not in excess of 10% of the value of its assets in which case it may pledge, mortgage or hypothecate any of its assets as security for such borrowing, but not to an extent greater than 5% of the value of the assets, except with respect to the Natural Resources Portfolio which may borrow money or pledge its assets in an amount not in excess of 20% of the value of its assets. (Neither the deposit in escrow of underlying securities in connection with the writing of call options, nor the deposit of U.S. Treasury bills in escrow in connection with the writing of put options, nor the deposit of cash and cash equivalents in a segregated account with the Trust’s custodian or in a margin account with a broker in connection with futures, or related options transactions or in connection with the writing of call and put options in spread transactions, is deemed to be a pledge.)

13.	Write, purchase or sell puts, calls or combinations thereof on stocks, except as described under Investment Goals and Strategies with respect to the Growth and Income, Growth, Capital Appreciation, Natural Resources, Multi-Asset and Strategic Multi-Asset Portfolios.

It is the investment management policy of all the above Portfolios not to issue any senior securities other than as permitted by the 1940 Act.

Fundamental Investment Restrictions of the Asset Allocation Portfolio

This Portfolio may not:

1.	Invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of its total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.

2.	As to 75% of its total assets, purchase more than 10% of any class of the outstanding voting securities of an issuer.

3.	Invest more than 25% of its total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks. As to utility companies, the gas, electric, water and telephone businesses will be considered separate industries.

4.	Invest in real estate (including limited partnership interests, but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that the Portfolio may hold or sell real estate acquired as a result of the ownership of securities. This limitation shall not prevent the Portfolio from investing in securities secured by real estate or interests therein.

5.

Purchase commodities or commodity contracts; except that the Portfolio may engage in transactions in put and call options on securities, indices and currencies, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest-rate, mortgage and currency swaps and interest-rate floors and caps.

6.	Borrow money, except to the extent permitted by applicable law or regulatory approval.

7.	Purchase securities or evidences of interest therein on margin, except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of any transaction.

8.	Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

Operating Policies of the Asset Allocation Portfolio

The Asset Allocation Portfolio may not:

1.	Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of its total assets would be so invested.

2.	Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectuses and Statement of Additional Information, as amended from time to time.

3.	Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

4.	Invest in companies for the purpose of exercising control or management.

5.	Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

6.	Sell securities short except to the extent permitted by applicable law.

7.	Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectuses and SAI, as amended from time to time.

8.	Issue any senior securities except as permitted by the 1940 Act, and except to the extent that issuing options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

SUNAMERICA ASSET MANAGEMENT CORP.

The Adviser, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, has been retained pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) to supervise the management and investment programs of the Portfolios of the Trust.

SAAMCo is engaged in providing investment advice and management services to the Trust, other mutual funds, pension funds, and related assets and programs offered by affiliated companies. SAAMCo also provides investment advice to individual companies and clients. SAAMCo provides investment advisory services, office space, and other facilities for the management of the Trust’s affairs, and pays all compensation of officers and Trustees of the Trust who are “interested persons” of SAAMCo. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of Trustees who are “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), except those affirmatively undertaken by SAAMCo or the Subadvisers. For more information see “Board of Trustees and Officers” section. SAAMCo is an indirect wholly-owned subsidiary of SunAmerica Life Insurance Company, which in turn is a wholly owned subsidiary of American International Group, Inc. (“AIG”), a U.S.-based international insurance organization.

AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG’s primary activities include both general and life insurance operations. Other significant activities include financial services and asset management.

As of the date of this statement of additional information, the United States Department of the Treasury (“Department of the Treasury”) owned a majority of outstanding shares of common stock of AIG, the ultimate parent of SAAMCo. AIG has stated that it understands that, subject to market conditions, the Department of the Treasury intends to dispose of its ownership interest in AIG over time, and that AIG has granted certain registration rights to the Department of the Treasury to facilitate such sales.

The Advisory Agreement provides that SAAMCo shall act as investment adviser to the Trust, manage the Trust’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SAAMCo’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Advisory Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: the compensation of the Trustees (other than those affiliated with SAAMCo or the Subadvisers), the charges and expenses of independent accountants, legal counsel, expenses of registering or qualifying shares for sale, any transfer or dividend disbursing agent, any registrar of the Trust, the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Trust, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.

Each Portfolio pays its actual expenses for custodian services and a portion of the custodian’s costs determined by the ratio of portfolio assets to the total assets of the Trust, brokerage commissions or transaction costs, and registration fees. Subject to supervision of the Board of Trustees, fees for independent accountants, legal counsel, and costs of reports or notices to shareholders will be allocated based on the relative net assets of each Portfolio. With respect to audit or legal fees clearly attributable to one Portfolio, they will be assessed, subject to review by the Board of Trustees, against that Portfolio.

The Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Advisory Agreement. The Advisory Agreement also provides for automatic termination upon assignment.

Under the terms of the Advisory Agreement, SAAMCo is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Advisory Fee Schedules

As compensation for its services, SAAMCo receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:

PORTFOLIO	FEE RATE (AS A % OF AVERAGE DAILY NET ASSET VALUE)
Government and Quality Bond Portfolio	.625% on the first $200 million .575% on the next $300 million .500% thereafter
Growth Portfolio	.750% on the first $250 million .675% on the next $250 million .600% thereafter
Strategic Multi-Asset Portfolio	1.00% on the first $200 million .875% on the next $300 million .800% thereafter
Multi-Asset Portfolio	1.00% on the first $200 million .875% on the next $300 million .800% thereafter
Capital Appreciation Portfolio	.750% on the first $50 million .725% on the next $50 million .700% thereafter

PORTFOLIO	FEE RATE (AS A % OF AVERAGE DAILY NET ASSET VALUE)
Growth and Income Portfolio	.700% on the first $100 million .650% on the next $150 million .600% on the next $250 million .575% thereafter
Natural Resources Portfolio	.750% of net assets
Asset Allocation Portfolio	.750% on the first $50 million .650% on the next $100 million .600% on the next $100 million .550% thereafter

The following table sets forth the total advisory fees received by SAAMCo from each Portfolio pursuant to the Advisory Agreement for the last three fiscal years ended December 31, 2011, 2010 and 2009.

PORTFOLIO	2011	2010	2009
Asset Allocation Portfolio	$1,563,825	$1,579,392	$1,522,616
Capital Appreciation Portfolio	8,039,009	7,611,428	6,823,789
Government and Quality Bond Portfolio	5,845,216	6,120,378	6,259,135
Growth and Income Portfolio	60,869	64,402	58,685
Growth Portfolio	2,837,823	3,060,730	2,938,919
Multi-Asset Portfolio	255,627	267,199	266,756
Natural Resources Portfolio	2,216,346	2,250,850	2,081,000
Strategic Multi-Asset Portfolio	236,830	245,964	242,135

SUBADVISORY AGREEMENTS

Wellington Management acts as Subadviser to all of the Trust’s Portfolios, except the Asset Allocation Portfolio, for which EAM acts as Subadviser, pursuant to Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of each of the Portfolios. Each of the Subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadvisers’ fees.

Wellington Management is a Massachusetts limited liability partnership. EAM is a wholly-owned subsidiary of Principal Financial Group, Inc. Principal Financial Group, Inc. is a global financial company offering businesses, individuals and institutional clients a wide range of products and services through diverse family of financial services companies and a national network of financial professionals.

The Subadvisory Agreements, after initial approval with respect to a Portfolio, continue in effect for a period of two years, in accordance with its terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory

Agreements may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the respective Portfolio’s outstanding voting securities, by SAAMCo on not less than 30 nor more than 60 days’ written notice to the Subadviser, or by the Subadviser on 90 days’ written notice to SAAMCo and the Trust; provided, however, that each Subadvisory Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the 1940 Act, or after six months’ written notice, whichever is earlier. Under the terms of the Subadvisory Agreements, the Subadviser is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

Subadvisory Fee Schedules

As compensation for its services, the Subadviser receives from the Adviser a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:

SUBADVISER	PORTFOLIO	FEE RATE (AS A % OF AVERAGE DAILY NET ASSET VALUE)
Wellington Management	Government and Quality Bond Portfolio	.225% on the first $50 million .125% on the next $50 million .100% over $100 million
Wellington Management	Growth Portfolio	.325% on the first $50 million .225% on the next $100 million .200% on the next $350 million .150% over $500 million
Wellington Management	Strategic Multi-Asset Portfolio	.300% on the first $50 million .200% on the next $100 million .175% on the next $350 million .150% over $500 million
Wellington Management	Multi-Asset Portfolio	.250% on the first $50 million .175% on the next $100 million .150% over $150 million
Wellington Management	Capital Appreciation Portfolio	.375% on the first $50 million .275% on the next $100 million .250% over $150 million
Wellington Management	Growth and Income Portfolio	.325% on the first $50 million .225% on the next $100 million .200% on the next $350 million .150% over $500 million
Wellington Management	Natural Resources Portfolio	.350% on the first $50 million .250% on the next $100 million .200% on the next $350 million .150% over $500 million
EAM	Asset Allocation Portfolio	.400% on the first $50 million .300% on the next $100 million .250% on the next $100 million .200% over $250 million

The following table sets forth the fees paid to the Subadvisers for the last three fiscal years ended December 31, 2011, 2010 and 2009.

SUBADVISER	PORTFOLIO	2011	2010	2009
EAM	Asset Allocation Portfolio	$724,185	$730,819	$707,335
Wellington Management	Capital Appreciation Portfolio	$2,945,182	$2,792,474	$2,511,176
Wellington Management	Government and Quality Bond Portfolio	$1,149,043	$1,204,076	$1,231,827
Wellington Management	Growth and Income Portfolio	$28,261	$29,901	$27,247
Wellington Management	Growth Portfolio	$872,781	$938,827	$902,735
Wellington Management	Multi-Asset Portfolio	$63,907	$66,800	$66,689
Wellington Management	Natural Resources Portfolio	$716,026	$725,226	$679,933
Wellington Management	Strategic Multi-Asset Portfolio	$71,049	$73,789	$72,640

Portfolio Managers

Other Accounts

The portfolio managers primarily responsible for the day-to-day management of the Portfolios are often engaged in the management of other accounts, which may include registered investment companies and pooled investment vehicles. The total number of accounts managed by each portfolio manager (whether managed as part of a team or individually) and the total assets in those accounts, as of December 31, 2011, are listed in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account’s performance is provided in parentheses.

		Other Accounts (As of December 31, 2011)
		Registered Investment Companies				Pooled Investment Vehicles				Other Accounts
Advisers/ Subadviser	Portfolio Managers	No. of Accounts		Total Assets in millions		No. of Accounts		Total Assets in millions		No. of Accounts		Total Assets in millions
EAM	Charlie Averill, CFA	10			$10,444.6	—			—	—			—
	Todd Jablonski, CFA	10			$10,444.6	—			—	—			—
Wellington Management	Jay Bhutani	12	(1)	$ ($	1,589 1.3)	15			$1,156	30	(10)	$ ($	679 229)
	Francis J. Boggan, CFA	5			$766	7			$515	20	(1)	$ ($	1,879 130)
	Michael T. Carmen, CFA	14			$6,065	9	(2)	$ ($	389 231)	10	(1)	$ ($	1,076 274)
	Nicolas M. Choumenkovitch	7			$3,119	8			$504	18	(3)	$ ($	3,772 734)
	Dáire T. Dunne, CFA	—			—	—			—	4			$2,424
	Robert L. Evans	2			$260	25	(3)	$ ($	9,535 1,191)	70	(7)	$ ($	25,240 3,649)
	Glen M. Goldman	6	(3)	$ ($	38,211 36,284)	2			$12	6			$385
	Evan S. Grace, CFA	2			$243	3	(1)	$ ($	1,426 1,097)	4			$2,424
	John C. Keogh	6	(3)	$ ($	38,211 36,284)	—			—	19			$4,364
	Jeffrey L. Kripke	2			$120	2			$63	1	(1)	$ ($	142 142)
	Matthew E. Megargel, CFA	2			$127	2			$63	2	(2)	$ ($	323 323)
	Steven C. Mortimer	20			$7,962	2			$203	9	(1)	$ ($	922 156)

Compensation

Pursuant to the Subadvisory Agreements, each Subadviser is responsible for paying its own expenses in connection with the management of the Portfolios, including the compensation of its portfolio managers. The structure and method of compensation of each of the portfolio managers as of December 31, 2011 is described below.

EAM

EAM believes that its Portfolio Managers should be compensated primarily based on their success in pursuing each Portfolio’s stated investment objective. Portfolio Managers employed by EAM receive a fixed salary and incentive-based compensation. Salary is based on a variety of factors. A national survey of compensation for investment advisers is used as a reference when determining salary.

The incentive-based portion of the Portfolio Managers’ compensation is determined by an evaluation of their professional performance and investment performance. Professional performance is assessed by reference to a Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, and quality and intensity of research, and is inherently subjective. Investment performance is based on a comparison of the Portfolio Manager’s investment performance with the performance of peer groups as determined by Morningstar. Each Portfolio Manager’s performance is based on the percentile rankings of the Principal Investors Fund, Inc. (“PIF”) or PIF Strategic Asset Management (SAM) Fund for which the manager is primarily responsible as well as the PIF SAM Fund to whose management the manager contributes, with the performance of the primary PIF Funds or PIF SAM Fund being weighted more heavily. Incentive compensation can be targeted up to 125% of a Portfolio Manager’s total compensation.

In addition, Portfolio Managers may receive additional compensation in the form of long-term incentive awards, depending on their position, either non-qualified stock option grants or a combination of performance shares and options to eligible participants who obtain high performance levels in the preceding year. The grant is based on the preceding year’s performance. Participation each year will depend on individual performance levels. Actual number of options granted will be based on level of performance. All Portfolio Managers are eligible to participate in the firm’s standard employee health and welfare programs, including retirement.

Although the Asset Allocation Portfolio is managed similarly to other accounts managed by EAM, Portfolio Manager compensation is not based on the investment performance of the Asset Allocation Portfolio.

Wellington Management

Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Subadvisory Agreement between Wellington Management and SAAMCo on behalf of each Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Portfolio. The following information relates to the fiscal year ended December 31, 2011.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Portfolio’s managers listed in the Prospectuses who are primarily responsible for the day-to-day management of the Portfolios (the “Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salaries for the other Investment Professionals are determined by the Investment Professional’s experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional's incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the relevant Portfolio managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax-qualified retirement plan the contributions to which are made pursuant to an actuarial formula. Messrs. Boggan, Carmen, Choumenkovitch, Evans, Keogh, Megargel and Mortimer are partners of Wellington Management.

Fund	Benchmark Index and/or Peer Group
Capital Appreciation Portfolio	Russell 3000® Growth Index

Growth and Income Portfolio	S&P 500® Index

Natural Resources Portfolio	Lipper (VUF) Natural Resources Fund Index

Growth Portfolio	Russell 3000® Index

Multi-Asset Portfolio	S&P 500 Index (Boggan, Kripke, Megargel)

Strategic Multi-Asset Portfolio	MSCI AC World ex US Index (60%) and MSCI US Index (40%) (Choumenkovitch)

Strategic Multi-Asset Portfolio	MSCI AC World Index (65%), Citigroup World Government Bond Index (USD hedged, ex-Switzerland equal-weighted) (30%), and BofA Merrill Lynch 3 Month T-Bill Index (5%) (Grace)

Strategic Multi-Asset Portfolio	Citigroup World Government Bond (USD hedged, ex-Switzerland equal-weighted) (Evans)

Government and Quality Bond Portfolio	Barclays Capital U.S. Aggregate A or Better Index

PERSONAL SECURITIES TRADING

The Trust and SAAMCo have adopted a written Code of Ethics (the “SAAMCo Code”) pursuant to Rule 17j-1 of the 1940 Act, which governs, among other things the personal trading activities of certain access persons of the Portfolios. The SAAMCo Code is designed to detect and prevent conflicts of interests between the Portfolios and the personal trading activities of certain access persons. The SAAMCo Code is filed as an exhibit to the Trust’s registration statement. SAAMCo reports violations of the SAAMCo Code to the Board of Trustees on a quarterly basis.

Each of the Subadvisers has adopted a code of ethics (a “Code of Ethics”). Material violations of a Subadviser’s Code of Ethics by employees that provide direct service to a Portfolio or those that involve the subadvised Portfolio are reported to the Trust’s Board of Trustees.

Conflicts of Interest

As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”) in addition to the Portfolios. In certain instances, conflicts may arise in their management of a Portfolio and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients in accordance with applicable securities laws and fiduciary obligations.

Trade Allocations. One situation where a conflict may arise between a Portfolio and an Other Client Account is in the allocation of trades among the Portfolio and the Other Client Account. For example, a Subadviser may determine that there is a security which is suitable for a Portfolio as well as for an Other Client Account of a Subadviser, which has a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Portfolios. The Portfolios and the Subadvisers have adopted policies and procedures regarding the allocation of trades and brokerage, which the Portfolios and Subadvisers believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Portfolios and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

Allocation of Portfolio Managers’ Time. The management of the Portfolios and Other Client Accounts may result in a Portfolio Manager devoting disproportionate time and attention to a particular Portfolio or Other Client Account if the Portfolios and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Subadvisers seek to manage such competing interests for the time and attention of the portfolio managers. Although the Subadvisers do not track the time a Portfolio Manager spends on the Portfolio or a single Other Client Account, the Subadvisers periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts), causing a conflict of interest.

Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While the SAAMCo Code and Subadvisers’ Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the SAAMCo Code and Subadviser’s Codes of Ethics will eliminate such conflicts.

EAM

Material conflicts of interest may arise when a portfolio’s portfolio manager has day-to-day management responsibilities with respect to one or more funds. These potential conflicts, which are discussed in further detail below, include allocation of time and attention, allocation of limited investment opportunities, pursuit of differing strategies, selection of broker/dealers, variation in compensation, and engagement in related business opportunities. In order to mitigate such, EAM has adopted certain compliance procedures that it believes are reasonably designed to address these and other conflicts of interest.

Allocation of Limited Time and Attention. A portfolio manager responsible for managing multiple funds may devote unequal time and attention to the management of those funds. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds, the opportunity may be allocated among these several funds, which may limit a fund’s ability to take full advantage of the investment opportunity. EAM seeks to manage such potential conflicts of interest by using procedures intended to provide fair allocation of buy and sell opportunities among funds.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds for which he exercises investment responsibility, or may decide that certain of the funds should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the

Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds than to others. Although the payment of brokerage commissions is subject to best execution requirements and the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds that he manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds that he manages. If the structure of the investment advisor’s management fee, and/or the portfolio manager’s compensation differs among funds (such as where certain funds pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds over others. The portfolio manager might be motivated to favor funds in which he has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds that could most significantly benefit the portfolio manager.

Engagement in Related Business Opportunities. EAM or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Wellington Management

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Portfolios, the Investment Professionals, generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Portfolio. The Investment Professionals make investment decisions for each account, including the relevant Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Portfolio.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolios. Mr. Carmen also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the Wellington Management’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Ownership of Securities by Portfolio Managers

As of December 31, 2011, none of the portfolio managers had any ownership interest in a Portfolio which they managed.

RULE 12B-1 PLAN

The Board of Trustees has adopted a Rule 12b-1 Plan for Class 2 and 3 shares (the “Class 2 Plan” and “Class 3 Plan,” respectively) pursuant to Rule 12b-1 under the 1940 Act. There is no Rule 12b-1 Plan in effect for Class 1 shares. Reference is made to “Account Information - Service Fees” in the Prospectuses for certain information with respect to the Class 2 and Class 3 Plans. The Class 2 Plan provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class 2 shares. The Class 3 Plan provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to reimburse the life insurance companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios’ Class 2 and 3 shares. It is possible, that in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries’ costs as described above.

Continuance of both the Class 2 Plan and Class 3 Plan with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Class 2 and 3 Plans or in any agreements related to the Class 2 and 3 Plans. The Class 2 and 3 Plans may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 2 and 3 shares of a Portfolio, without approval of the shareholders of the Class 2 and 3 shares of the Portfolio. In addition, all material amendments to the Class 2 and 3 Plans must be approved by the Trustees in the manner described above. The Class 2 and 3 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 2 and 3 shares of the Portfolio. So long as the Class 2 and 3 Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the Class 2 and 3 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Class 2 and 3 Plans. In their consideration of the Class 2 and 3 Plans with respect to a Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 2 and 3 shares of the Portfolio.

Service Fees

The following table sets forth the service fees paid by each of the Portfolios on Class 2 and Class 3 shares for the fiscal year ended December 31, 2011. Certain Portfolios do not offer either Class 2 or Class 3 shares.

Portfolio	2011
	Class 2	Class 3
Asset Allocation Portfolio	$29,215	$92,561
Capital Appreciation Portfolio	101,001	1,370,138
Government and Quality Bond Portfolio	109,381	1,826,008
Growth and Income Portfolio(1)	N/A	N/A
Growth Portfolio	48,923	346,337
Multi-Asset Portfolio(2)	N/A	N/A
Natural Resources Portfolio	33,263	410,721
Strategic Multi-Asset Portfolio(1)	N/A	N/A

[1]	The Portfolio does not offer either Class 2 or Class 3 shares.
[2]	The Portfolio does not offer Class 2 shares. The Portfolio commenced offering Class 3 shares on August 29, 2012.

BOARD OF TRUSTEES AND OFFICERS

The following table lists the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Trustee is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, except for Mmes. Gabert and Stoner and Mr. Kingston, whose address is 2919 Allen Parkway, Houston, TX 77019. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SAAMCo and distributed by SACS and other affiliates of SAAMCo.

Disinterested Trustees

Name and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee(3)
Dr. Judith L. Craven Age: 66	Trustee	2011 to present	Retired.	82	Director, Belo Corporation (1992 to Present); Director Sysco Corporation (1996 to Present); Director, Luby’s Inc. (1998 to Present).

William F. Devin Age: 73	Trustee	2011 to present	Retired.	82	Director, Boston Options Exchange (2001 to 2010).

Richard W. Grant Age: 66	Trustee	2011 to present	Retired. Prior to that, attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011).	34	None

Stephen J. Gutman Age: 68	Trustee	1986 to Present	Vice President and Associate Broker, Corcoran Group (real estate) (2003 to Present); President and Member of Managing Members, Beau-Brummell –Soho LLC (licensing of menswear, specialty retailing) (1995 – 2009); President, SJG Marketing, Inc. (2009 to Present).	34	None

Name and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee(3)
William J. Shea Age: 63	Trustee	2004 to Present	Executive Chairman, Lucid, Inc. (medical technology and information) (2007 to Present); Managing Partner, DLB Capital, LLC (private equity) (2006 to 2007).	34	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2004 to Present); Director, Boston Private Financial Holdings (2004 to Present); Chairman, Demoullas Supermarkets (1999 to Present); Director, NASDAQ OMX BX (2011 to Present)

Interested Trustee

Name and Age	Position(s) Held With Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years (4)	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held by Trustee (3)
Peter A. Harbeck Age: 58	Trustee	1995 to Present	President, CEO and Director, SAAMCo (1995 to Present); Director, SunAmerica Capital Services, Inc. (“SACS”) (1993 to Present); Chairman, Advisor Group, Inc. (2004 to Present).	82	None

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Trustee’s Retirement Plan as described below.
(2)	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or an investment adviser that is an affiliated person of SAAMCo. The “Fund Complex” includes the Trust (8 portfolios); SunAmerica Money Market Fund, Inc. (1 fund); SunAmerica Income Funds (4 funds); SunAmerica Series, Inc. (11 portfolios); SunAmerica Specialty Series (6 funds); SunAmerica Equity Funds (3 funds); SunAmerica Senior Floating Rate Fund, Inc. (1 fund); VALIC Company I (33 funds); VALIC Company II (15 funds); SunAmerica Series Trust (36 portfolios); and Seasons Series Trust (21 portfolios).
(3)	Directorships of Companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies regulated under the 1940 Act, other than those listed in note (2) above.
(4)	Mr. Harbeck is considered to be Interested Trustee because he serves as President, CEO and Director of SAAMCo and Director of SACS.

Officers

Name and Age	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5Years
John T. Genoy Age: 43	President	2007 to Present	Chief Financial Officer, SAAMCo (2002 to Present); Senior Vice President, SAAMCo (2003 to Present); Chief Operating Officer, SAAMCo (2006 to Present).

Donna M. Handel Age: 45	Treasurer	2002 to Present	Senior Vice President, SAAMCo (2004 to Present).

James Nichols Age: 45	Vice President	2006 to Present	Director, President and CEO, SACS (2006 to Present); Senior Vice President, SACS (2002 to 2006); Senior Vice President, SAAMCo (2002 to Present).

Gregory N. Bressler Age: 45	Secretary and Chief Legal Officer	2005 to Present	Senior Vice President and General Counsel, SAAMCo (2005 to Present).

Katherine Stoner Age: 55	Chief Compliance Officer (“CCO”)	May 2011 to Present	Vice President, SAAMCo (May 2011 to Present); Vice President, The Variable Annuity Life Insurance Company (“VALIC”) and Western National Life Insurance Company (“WNL”) (2006 to Present); Deputy General Counsel and Secretary, VALIC and WNL (2007 to 2011); Vice President, VALIC Financial Advisors, Inc. and VALIC Retirement Services Company (2010 to Present); Director, American General Distributors, Inc. (2006 to 2011).

Gregory R. Kingston Age: 46	Vice President and Assistant Treasurer	2002 to Present	Vice President, SAAMCo (2001 to Present).

Name and Age	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5Years
Nori L. Gabert Age: 58	Vice President and Assistant Secretary	2002 to Present	Vice President and Deputy General Counsel, SAAMCo (2002 to Present).

Matthew J. Hackethal Age: 40	Anti- Money Laundering Compliance Officer	2006 to Present	Chief Compliance Officer, SAAMCo (2006 to Present); Vice President, Credit Suisse Asset Management (2001 to 2006); Credit Suisse Alternative Funds (2005 to 2006).

Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the Trust and its Portfolios rests with the Board of Trustees (the “Board”). The Trust, on behalf of the Portfolios, has engaged SAAMCo and the Subadvisers to manage the Portfolios on a day-to day basis. The Board is responsible for overseeing SAAMCo and the Subadvisers and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently composed of six members, five of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet at least quarterly in executive session, at which no directors who are interested persons of the Portfolios are present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Grant, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SAAMCo, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Nominating and Compensation Committee, Ethics Committee, and Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure.

The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SAAMCo, who carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ Subadvisers and other service providers in connection with the services they provide to the Portfolios. Each of SAAMCo, the Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SAAMCo, the Subadvisers and the Portfolios’ other service providers (including the Portfolios’ distributor, servicing agent and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SAAMCo or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SAAMCo, the Subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Portfolio and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Trust’s Declaration of Trust. Each of the Independent Trustees is entitled to compensation from the Trust consisting of an annual fee of $22,000 in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. In addition, Mr. Grant receives an aggregate of $33,000 in annual compensation for serving as Chairman of the Board of the Trust. These expenses are allocated on the basis of the relative net assets of each Portfolio. Officers are compensated by SAAMCo or its affiliates and receive no compensation from the Trust.

Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 2001 and serves as a Trustee of the Trust. She currently serves as a director or trustee with respect to 82 of the funds in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience serving on the Boards of Directors of several public companies for more than 10 years.

William F. Devin. Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a Trustee of the Trust. He currently serves as a director or trustee with respect to 82 of the funds in the Fund Complex. In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity. Mr. Devin also has corporate governance experience serving on the Board of Directors of the Boston Options Exchange.

Richard W. Grant. Mr. Grant has served as a director or trustee in the Fund Complex since March 2011, and serves as Chairman of the Board of the Trust. He currently serves as a director or trustee with respect to 34 of the funds in the Fund Complex. Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Disinterested Trustees of the Trust.

Stephen J. Gutman. Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a Trustee of the Trust. He currently serves as a director or trustee with respect to 34 of the funds in the Fund Complex. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

William J. Shea. Mr. Shea has served as a director or trustee in the Fund Complex since 2004 and serves as a Trustee of the Trust. He currently serves as a director or trustee with respect to 34 of the funds in the Fund Complex. In addition, he has more than 20 years of business and executive experience primarily in the financial services industry. In addition, Mr. Shea has approximately 19 years of audit and accounting-related experience as a certified public accountant at a leading accounting firm. Mr. Shea also has corporate governance and audit committee experience serving on the Board of Directors and Audit Committee of several public companies, including serving as Chairman of the Board of Directors of Royal and SunAlliance U.S.A., Inc. for two years.

Peter A. Harbeck. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Trustee of the Trust. He currently serves as a director or trustee with respect to 82 of the funds in the Fund Complex. In addition, he has served as President, CEO and Director of SunAmerica since 1995, Director of SACS since 1993 and as Chairman of The Advisor Group, Inc. since 2004.

The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SAAMCo and certain control persons of SAAMCo. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee of the Trust are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven. Each Trustee receives $2,750 per meeting for serving on the Audit Committees of the SunAmerica Mutual Funds (“SAMF”)2, AST and SASFR. Mr. Shea receives a $5,500 annual retainer for serving as the Chairman of the Audit Committees for SAMF, SASFR and AST. The Audit Committee met five times during the fiscal year ending December 31, 2011.

The Nominating and Compensation Committee (the “Nominating Committee”) recommends to the Trustees those persons to be nominated by the Trustees as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings. The Nominating Committee will consider candidates proposed by shareholders for election as Trustees. The members of the Nominating Committee are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $1,650 annual retainer for serving as Chairman of the Nominating Committees of SAMF, AST and SASFR and each Trustee receives $1,100 annual retainer for serving as a member of the Nominating Committees of SAMF, AST and SASFR. The Trustees receive $550 per scheduled meeting ($275 for telephonic meetings) and Mr. Gutman, as Chairman, receives $660 per meeting ($330 per telephonic meeting). The Nominating and Compensation Committee met four times during the fiscal year ended December 31, 2011.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Trust’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate. The members of the Ethics Committee are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Dr. Craven serving as Chairman. Dr. Craven receives a $1,650 annual retainer for serving as Chairman of the Ethics Committees of SAMF, AST and SASFR and each Trustee receives a $1,100 annual retainer for serving on the Ethics Committee of SAMF, AST and SASFR. The Trustees receive $550 per scheduled meeting ($275 per telephonic meeting) and Dr. Craven, as Chairman, receives $660 per scheduled meeting ($330 per telephonic meeting). The Ethics Committee met two times during the fiscal year ended December 31, 2011.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Grant, Gutman Devin, Shea and Dr. Craven, with Mr. Devin serving as Chairman. Mr. Devin receives a $1,650 annual retainer for serving as Chairman of the Governance Committees of SAMF, AST and SASFR and each Trustee receives $1,100 annual retainer for serving on the Governance Committees of SAMF, AST and SASFR. The Trustees receive $550 per scheduled meeting ($275 per telephonic meeting), and Mr. Devin, as Chairman, receives $660 per scheduled meeting ($330 per telephonic meeting). The Governance Committee met once during the fiscal year ended December 31, 2011.

The Trustees have adopted the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the

[2]	SAMF consists of the Trust, SAEF, SAIF, SunAmerica Series, Inc. and SAMMF.

Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the “Adopting Funds”)3 or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Director of any Adopting Fund (an “Eligible Trustee”). Pursuant to the Retirement Plan, Eligible Trustees may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and a Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things: (1) prohibit future accruals to the Retirement Plan for active Participants as of December 31, 2008; (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The prohibition of future accruals does not apply to Participants that commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

As of December 31, 2011, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.

TRUSTEE OWNERSHIP OF PORTFOLIO SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2011.

Disinterested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Trust (1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex (2)
Dr. Judith L. Craven	None	None
William F. Devin	None	Over $100,000
Richard W. Grant	None	None

[3]

The SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Fund, Inc., SunAmerica Series, Inc., SunAmerica Specialty Series, SunAmerica Senior Floating Rate Fund, Inc. and the Trust have adopted the Retirement Plan.

Name of Trustee	Dollar Range of Equity Securities in the Trust (1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex (2)
Stephen J. Gutman	None	$1 - $10,000
William J. Shea	None	None

Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in the Trust (1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex
Peter A. Harbeck	None	Over $100,000

(1)	Includes the value of shares beneficially owned by each Trustee in each Portfolio of the Trust, as of December 31, 2011.
(2)	Includes the SunAmerica Mutual Funds (“SAMF”), the Trust and SunAmerica Senior Floating Rate Fund, Inc.

As of December 31, 2011, no Disinterested Trustee or his/her immediate family members owned beneficially or of record any securities of the Adviser or any person other than a registered investment company directly or indirectly controlling, controlled by, or under common control with such entities.

The following table sets forth information summarizing the compensation of each Disinterested Trustee for his or her services as Trustee for the fiscal year ended December 31, 2011.

Compensation Table

Name of Trustee	Aggregate Compensation From Trust	Total Compensation From Trust and Other Registered Investment Companies Overseen by Trustee in Fund Complex (1)
Dr. Judith L. Craven (2)	$6,779	$275,400
William F. Devin (2)	6,862	324,050
Richard W. Grant (2)	9,757	141,675
Stephen J. Gutman	29,336	139,900
William J. Shea	29,384	136,550

(1)	The term “Fund Complex” includes the Trust (8 portfolios); SunAmerica Money Market Fund, Inc. (1 fund); SunAmerica Income Funds (4 funds); SunAmerica Series, Inc. (11 portfolios); SunAmerica Specialty Series (6 funds); SunAmerica Equity Funds (3 funds); SunAmerica Senior Floating Rate Fund, Inc. (1 funds); VALIC Company I (33 funds); VALIC Company II (15 funds); SunAmerica Series Trust (36 portfolios); and Seasons Series Trust (21 portfolios).
(2)	Dr. Craven and Messrs. Devin and Grant were elected as Trustees effective September 27, 2011.

EXECUTION OF PORTFOLIO TRANSACTIONS

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid.

A factor in the selection of brokers is the receipt of research services — analyses and reports concerning issuers, industries, securities, economic factors and trends — and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Subadviser.

The Subadviser may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Subadviser places the Trust’s portfolio transactions, the Subadviser may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers may be used by the Subadviser in connection with the Trust and could be useful and of value to the Subadviser in serving other clients as well as the Trust. Research services obtained by the Subadviser as a result of the placement of portfolio brokerage of other clients could also be useful and of value in serving the Trust.

Investment decisions for the Portfolios are made independently from those made for any other clients that are managed by the Subadviser or their affiliates. If, however, accounts managed by the Subadvisers are simultaneously engaged in the purchase of the same security, then, as authorized by the Trust’s Board of Trustees, available securities may be allocated to each Portfolio or other client account and may be averaged as to price in a manner determined by the Subadvisers to be fair and equitable.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. Certain dealers effecting “risk-less principal” transactions in the over-the-counter market may, however, charge a stated commission on such transactions. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Subject to the above considerations, the Subadvisers may use broker-dealer affiliates of the Adviser or a Subadviser as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.

Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers is consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law.

Commission Recapture Program. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of their commission to the respective underlying Portfolio. The Board of Trustees has determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed the information to Subadvisers. A Portfolio may participate in commission recapture program, provided the Portfolio Manager can still obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses of any other Portfolio. SAAMCo will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that SAAMCo will not receive any direct or indirect economic benefit from the commission recapture program.

Through expense offset arrangements resulting from broker commission recapture, a portion of certain Portfolio’s expenses have been reduced. For the year ended December 31, 2011, the amount of expense reductions, received by each Portfolio used to offset the Portfolio’s nonaffiliated expenses, were as follows:

PORTFOLIO	AGGREGATE AMOUNT
Asset Allocation Portfolio	$3,068
Capital Appreciation Portfolio	$56,757
Government and Quality Bond Portfolio	N/A
Growth and Income Portfolio	$172
Growth Portfolio	$9,428
Multi-Asset Portfolio	$350
Natural Resources Portfolio	$10,499
Strategic Multi-Asset Portfolio	$768

The following table sets forth the aggregate brokerage commissions paid by the Portfolios for the last three fiscal years ended December 31, 2011, 2010 and 2009. None of the transactions were executed with affiliated brokers.

PORTFOLIO	2011 AGGREGATE BROKERAGE COMMISSIONS	2010 AGGREGATE BROKERAGE COMMISSIONS	2009 AGGREGATE BROKERAGE COMMISSIONS
Asset Allocation Portfolio	$93,212	$195,370	$258,558
Capital Appreciation Portfolio	$1,801,711	$2,164,015	$3,879,899
Government and Quality Bond Portfolio	$0	$0	$0
Growth and Income Portfolio	$6,403	$5,794	$7,900
Growth Portfolio	$414,153	$415,695	$548,428
Multi-Asset Portfolio	$11,962	$11,327	$16,194
Natural Resources Portfolio	$470,862	$475,929	$118,138
Strategic Multi-Asset Portfolio	$39,912	$33,071	$42,764

In addition, for the fiscal year ended December 31, 2011, the Portfolios directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Subadvisers:

PORTFOLIO	GROSS DOLLAR VALUE OF PURCHASE/ SALES DIRECTED TO RESEARCH PROVIDERS	DOLLAR AMOUNT OF COMMISSIONS DIRECTED TO RESEARCH PROVIDERS
Asset Allocation Portfolio	$38,901,009	$41,617
Capital Appreciation Portfolio*	$151,907,376	$99,471
Government and Quality Bond Portfolio*	—	—
Growth and Income Portfolio*	$681,186	$307
Growth Portfolio*	$35,074,645	$17,941
Multi-Asset Portfolio*	$1,244,660	$558
Natural Resources Portfolio*	$31,487,941	$23,516
Strategic Multi-Asset Portfolio*	$3,041,809	$2,064

*	The commissions and gross dollar value identified as being directed to a broker for third party research services are calculated by applying the Subadviser’s firm wide percentage of commissions paid to the broker that would have been applied to the third party research services as a percentage of the Subadviser’s total commission activity with that firm. This calculated percentage is then applied across all of the Subadviser’s client accounts to provide a pro-rata reporting of the estimated third party soft dollar commission and gross dollar value amounts. The Subadviser also receives research services provided directly by the broker. However, the amount of brokerage attributable to such research services are not readily ascertainable and are not included in the table.

The following table sets forth the value of Portfolios’ holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of December 31, 2011.

Portfolio	Broker Dealer	Value (000’s)	Debt/ Equity
Asset Allocation Portfolio	JP Morgan Chase & Co.	$1,486	Equity
	State Street Bank & Trust	$223	Equity
	Wells Fargo & Company	$633	Equity
	Citigroup Inc.	$2,942	Debt
	Credit Suisse	$899	Debt
	Jefferies & Co., Inc.	$1,320	Debt
	Bank of America Corp.	$19	Debt
	Morgan Stanley	$1,087	Debt
	State Street Bank & Trust	$8,798	Debt
	Wells Fargo & Company	$1,379	Debt
	JP Morgan Chase & Co.	$829	Debt

Portfolio	Broker Dealer	Value (000’s)	Debt/ Equity
Capital Appreciation Portfolio	Goldman Sachs Group, Inc.	$12,417	Equity
	Bank of America Corp.	$1,450	Debt
	BNP Paribas	$1,050	Debt
	Deutsche Bank AG	$345	Debt
	Royal Bank of Scotland	$1,165	Debt
	UBS AG	$1,160	Debt
Government and Quality Bond Portfolio	Barclays Bank PLC	$1,370	Debt
	Bank of America Corp.	$82,320	Debt
	BNP Paribas	$51,920	Debt
	Citigroup Inc.	$14,399	Debt
	Deutsche Bank AG	$19,110	Debt
	JP Morgan Chase & Co.	$10,480	Debt
	Morgan Stanley	$6,739	Debt
	Royal Bank of Scotland	$57,520	Debt
	UBS AG	$62,131	Debt
Growth and Income Portfolio	Citigroup Inc.	$42	Equity
	Goldman Sachs & Co.	$49	Equity
	JP Morgan Chase & Co.	$93	Equity
	Bank of America Corp.	$45	Debt
	BNP Paribas	$25	Debt
	Deutsche Bank AG	$5	Debt
	Royal Bank of Scotland	$30	Debt
	UBS AG	$30	Debt
Growth Portfolio	Citigroup Inc.	$1,890	Equity
	Goldman Sachs Group, Inc.	$2,325	Equity
	JP Morgan Chase & Co.	$3,873	Equity
	Bank of America Corp.	$2,585	Debt
	BNP Paribas	$1,880	Debt
	Deutsche Bank AG	$615	Debt
	Royal Bank of Scotland	$2,085	Debt
	UBS AG	$2,075	Debt
Multi-Asset Portfolio	Citigroup Inc.	$85	Equity
	Goldman Sachs Group, Inc.	$103	Equity
	JP Morgan Chase & Co.	$188	Equity
	Wells Fargo & Company	$126	Equity
	Bank of America Corp.	$635	Debt
	BNP Paribas	$460	Debt
	Deutsche Bank AG	$150	Debt
	Goldman Sachs Group, Inc.	$98	Debt
	JP Morgan Chase & Co.	$41	Debt
	Morgan Stanley	$96	Debt
	Royal Bank of Scotland	$510	Debt
	UBS AG	$505	Debt
Natural Resources Portfolio	Bank of America Corp.	$2,085	Debt
	BNP Paribas	$1,520	Debt
	Deutsche Bank AG	$500	Debt
	Royal Bank of Scotland	$1,685	Debt
	UBS AG	$1,675	Debt

Portfolio	Broker Dealer	Value (000’s)	Debt/ Equity
Strategic Multi-Asset Portfolio	Bank of America Corp.	$63	Equity
	Citigroup, Inc.	$118	Equity
	Goldman Sachs Group, Inc.	$176	Equity
	UBS AG	$145	Equity
	Bank of America Corp.	$285	Debt
	BNP Paribas	$200	Debt
	Deutsche Bank AG	$65	Debt
	Royal Bank of Scotland	$220	Debt
	UBS AG	$220	Debt

PORTFOLIO TURNOVER

A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. A Portfolio’s turnover rate would equal 100% if each security in the Portfolio was replaced once per year.

For the twelve-month period ended December 31, 2011, the annual turnover rate of the Asset Allocation Portfolio was significantly lower than for the previous year. The decrease in annual turnover was a reversion to the historical average for the Portfolio. The 2010 calendar year turnover was higher than normal due to several portfolio management adjustments made on both a strategic and tactical level in the fourth quarter of 2010.

The portfolio turnover for the Government and Quality Bond Portfolio had a significant decrease for the fiscal year ended December 31, 2011 from the previous year. The Portfolio is not managed to a specific turnover target, the current rate of turnover experienced is consistent with the strategy being employed in the Portfolio. Fewer investment opportunities in the market during 2011 lead to a decrease in portfolio turnover.

For the twelve-month period ended December 31, 2011, the annual portfolio turnover rate of equity portion of the Strategic Multi-Asset Portfolio increased significantly due to continued volatility in equity markets. While a specific turnover level is not targeted by the equity portion of the portfolio, an increase in volatility often coincides with changes in the risk/reward profiles of the individual stocks under consideration which can lead to trading activity.

PRICE OF SHARES

Shares of the Trust are currently offered only to the separate accounts of the Life Insurance Companies. The Trust is open for business on any day the New York Stock Exchange (“NYSE”) is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of net assets of each Class by the number of such class’ shares outstanding. The net asset value of each class of a Portfolio’s shares will also be computed on each other day in which there is a sufficient degree of trading in such Portfolio’s securities that the net asset value of its shares might be materially affected by changes in the values of the portfolio securities provided, however, that on such day the Trust receives a request to purchase or redeem such Portfolio’s shares. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Portfolios use an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities and short-term debt securities with maturities in excess of 60 days are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade. Options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. Eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued as determined pursuant to procedures adopted in good faith by the Board of Trustees. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those of other funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Under the Code, each Portfolio is treated as a separate regulated investment company providing qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at net asset value unless the transfer agent is instructed otherwise.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a non-deductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.

In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

A Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Portfolio were to sell its shares to other categories of shareholders, the Portfolio may fail to comply with applicable Treasury requirements regarding investor control. If a Portfolio should fail to comply with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter.

Since the shares in the Portfolios are offered only in connection with the Variable Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for such Variable Contracts. Purchasers of the Variable Contracts should also consult their tax advisors regarding specific questions as to federal, state and local taxes.

A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options written by a Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may terminate the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

A “passive foreign investment company” (“PFIC”) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Portfolio may make a “mark-to-market” election with respect to any stock it holds of a PFIC. If the election is in effect at the end of the Portfolio’s taxable year, the Portfolio will recognize the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. The Portfolio will recognize ordinary loss on marking to market of PFIC stock, only to the extent of mark-to-market gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year, its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election a Portfolio would be required to obtain certain information from the PFIC which in many cases may be difficult to do.

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio’s assets to be invested in various countries is not known and is expected to vary. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes.

The Portfolios which receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the Life Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Companies will not be passed to you or the Portfolios.

For the fiscal year ended December 31, 2011, the Portfolios had the following capital loss carry-forwards which will expire in 2017*:

Loss Carry-Forwards
Asset Allocation Portfolio	$11,600,954
Capital Appreciation Portfolio	N/A
Government and Quality Bond Portfolio	N/A
Growth and Income Portfolio	1,591,290
Growth Portfolio	81,787,574
Multi-Asset Portfolio	2,892,514
Natural Resources Portfolio	N/A
Strategic Multi-Asset Portfolio	540,135

*	Capital loss carry-forwards generated in taxable years beginning after 2010 will not be subject to expiration.

SPECIAL CONSIDERATIONS

The Code imposes certain diversification standards on the underlying assets of Variable Contracts held in the Portfolios of the Trust. The Code provides that a Variable Contract shall not be treated as an annuity contract or life insurance for any period for which the investments are not adequately diversified, in accordance with regulations prescribed by the Treasury Department. Disqualification of the Variable Contract as an annuity contract or life insurance would result in imposition of federal income tax on the Contract Owner with respect to earnings allocable to the Variable Contract prior to the receipt of payments under the Variable Contract. The Code contains a safe harbor provision which provides that contracts such as the Variable Contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the value of the total assets consists of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued Regulations (Treas. Reg. Section 1.817-5) which establish diversification requirements for the investment portfolios underlying variable contracts, such as the Variable Contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if, at the close of each calendar quarter or within 30 days thereafter, (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment.

For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

It is intended that each Portfolio of the Trust underlying the Contracts will be managed in such manner as to comply with these diversification requirements.

Since the shares of the Portfolios are issued and redeemed only in connection with investments in and payments under the Variable Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for such Variable Contracts.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Trust and the Trust’s investment adviser, SAAMCo (i.e., representatives from the investments, legal and compliance departments). The policies and procedures enable the Trust to vote proxies in a manner consistent with the best interests of the Trust’s shareholders. Except as otherwise described below regarding case-by-case voting matters, neither SAAMCo nor any Subadviser has discretion concerning proxy voting decisions.

The Trust has retained a proxy voting service, Institutional Shareholder Services (“ISS”), to effect votes on behalf of the Trust according to the Trust’s policies and procedures, and to assist the Trust with certain responsibilities including recordkeeping of proxy votes.

Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors the portfolio manager may consider is the quality and depth of the company’s management. In holding portfolio securities, the Trust is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Trust’s policies and procedures therefore provide that the Trust will generally vote in support of management recommendations on most corporate matters. When a Trust’s portfolio manager is dissatisfied with a company’s management, the Trust typically will sell the holding.

Case-By-Case Voting Matters The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. The Proxy Voting Committee has established proxy voting guidelines. In these circumstances, the Trust may request guidance or a recommendation from the proxy voting committee, the independent proxy voting agent, the portfolio manager or other appropriate personnel of SAAMCo and/or the Subadviser of a Portfolio. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Trust’s shareholders.

Examples of the Trust’s positions on voting matters. Consistent with the approaches described above, the following are examples of the Trust’s voting positions on specific matters:

•	Vote with management recommendations on most corporate matters;

•	Vote on a case-by-case basis on proposals to increase authorized common stock or preferred stock;

•	Vote on a case-by-case basis regarding finance, merger and acquisition matters;

•	Abstain from voting on social responsibility or environmental matters, unless the portfolio’s objective is directly related to the social or environmental matter in question;[4]

•	Not vote proxies for passively-managed portfolios[5]; and

•	Vote on a case-by-case basis on equity compensation plans.

Conflicts of Interest. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Trust’s proxy voting guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are affected according to the guidelines or recommendations of the independent proxy voting agent. Also, the proxy voting committee consists of members who are not involved in marketing or other business units that may be likely to present conflicts.

However, if a situation arises where a vote presents a conflict between the interests of the Trust’s shareholders and the interests of SAAMCo, the Trust, or one of SAAMCo’s affiliates, and the conflict is known to the proxy voting committee, the proxy voting committee will consult with a Trustee who is not an “interested” person, as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Trust votes in the best interests of its shareholders. Any individual with a known conflict may be required by the proxy voting committee to recluse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and determine the vote to ensure that the Trust selects the vote that is in the best interests of the Trust’s shareholders.

[4]

In these circumstances, the Portfolio will consider the effect that the vote’s outcome may have on the issuing company and the value of its securities as part of the Portfolio’s overall investment evaluation of whether to retain or sell the company’s securities. The Portfolio will either retain or sell the securities according to the best interests of the Portfolio’s shareholders.

[5]

The Board has determined that the costs of voting proxies for passively managed Portfolios will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Portfolio retains a particular security. That is, the Portfolio will retain or sell a particular security based on objective, rather than subjective, criteria. None of the Trust’s Portfolios are currently passively-managed.

Proxy Voting Records. The independent Proxy Voting agent will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Trust. The proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Portfolios for each one-year period ending on June 30th. The proxy voting record is also available on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board of Trustees has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties which are not employed by the Adviser or its affiliates. Except when there is legitimate business purpose for selective disclosure and other conditions (designed to protect the Portfolio and its participants) are met, the Trust does not provide or permit others to provide information about the Portfolios’ holdings on a selective basis.

The Trust makes the Portfolios’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Trust’s fiscal quarter.

In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio’s top ten holdings (including name and percentage of a Portfolio’s assets invested in each holding) and the percentage breakdown of a Portfolio’s investments by country, sector and industry, as applicable. This information is generally made available through the Trust’s website, marketing communications (including printed advertising and sales literature), and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by SAAMCo’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Portfolio’s holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of the Adviser and the Trust. The Trust’s Chief Compliance Officer and/or the Adviser’s legal counsel are responsible for authorizing the selective release of portfolio holding information. To find that it is in the shareholders’ best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Portfolio’s operation or useful to the Portfolio’s shareholders without compromising the integrity or performance of the Portfolio. If the request is approved, the Trust and the third party will execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and to not use the information for purposes of trading in the shares of the Portfolio for any reason.

At each quarterly meeting of the Board of Trustees, the Trustees review a report disclosing the third parties to whom the Portfolios’ holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and its participants.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Portfolios’ holdings:

•

Subadvisers. Each Subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the Subadviser has access only to that portion of the Portfolio’s holdings that it subadvises. In the event a Subadviser is engaged to assume subadvisory duties of a Portfolio, the Trust routinely discloses portfolio holdings information to such Subadviser prior to its assumption of duties.

•

The Subadvisers disclose the portfolio holdings of the Portfolios they manage to the following third parties in connection with the services they provide to such Portfolios (subject to confidentiality agreements between the Subadviser and such third parties):

•	Brown Brothers Harriman & Co. performs certain operational functions and receives portfolio holdings information on a daily basis;

•	FactSet Research Systems Inc. provides analytical services and receives portfolio holdings information on a daily basis;

•	Glass, Lewis & Co. provides proxy voting services and receives portfolio holdings information on a daily basis;

•	Investment Technology Group, Inc. provides analytical services and receives portfolio holdings information on a daily basis;

•	Markit WSO Corporation performs certain operational functions on behalf of the Subadvisers and receives portfolio holdings information on a daily basis; and

•	State Street Bank and Trust Company performs certain operational functions on behalf of the Subadvisers and receives portfolio holdings information on a daily basis.

•

PricewaterhouseCoopers LLP (“PwC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.

•

Ernst & Young LLP (“E&Y”). E&Y is provided with entire portfolio holdings information during the period in which the annual audits are performed on the Portfolios’ financial statements. E&Y does not disclose to third parties information regarding the Portfolios’ holdings.

•

State Street Bank & Trust Company (“State Street”). State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolio.

•

Lipper. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis to Lipper approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

•

Morningstar. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual Portfolios may be accessed through its web site at no charge. Information regarding the Portfolios is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Entire portfolio holdings information is available to subscribers approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

•

Standard & Poor’s (“S&P”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

•

Bloomberg. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

•

Thomson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thomson Financial’s various databases within a few days of its receipt.

•

Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each Portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semiannual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

•

Investment Company Institute (“ICI”). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.

•

Zeno Consulting Group (formerly, Plexus Group). State Street provides purchase and sale information with respect to the Portfolios’ equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Zeno analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Zeno does not disclose publicly the information they receive or the reports they prepare. SAAMCo’s contract with Zeno includes a confidentiality clause.

•

Diligent Board Member Services, Inc. Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the SunAmerica Mutual Funds. Diligent also hosts the Board’s online meeting materials.

•

Institutional Shareholder Services (“ISS”). ISS downloads weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolios and is not publicly disclosed. SAAMCo’s contract with ISS includes confidentiality disclosure.

•

SunAmerica Retirement Markets, Inc. (“SARM”). SARM, as the primary marketer of variable annuities or variable life insurance products (the “Variable Products”) that offer the Trust, requires access to the non-public portfolio holdings information of the Portfolios in order to facilitate its management and marketing of the Variable Products as well as to facilitate the monitoring, review and analysis of the Trust and the subadvisers of the Portfolios by certain SARM employees who are supervised by SAAMCo. SARM is continuously provided with the entire portfolio holdings for each Portfolio on a daily basis.

SHARES OF THE TRUST

The Trust consists of eight separate Portfolios, each of which may offer Class 1, 2 and 3 shares. All shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders’ meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders’ meetings for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders’ meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that, immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. The Trustees may amend the Declaration of Trust in any respect without shareholder approval. However, the Declaration of Trust prohibits amendments that impair the exemption from personal liability granted to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limit the rights to indemnification or insurance provided in the Declaration of Trust, in each case with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment.

In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though: (1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.

The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service fees; and (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and 3 shares.

Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability. The Declaration of Trust also provides that the Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.

Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies of SAAL, AGD and USL and variable annuity contracts issued by Phoenix. All shares of the Trusts are owned by Separate Accounts of the aforementioned life insurance companies.

SAAL, AGD and USL are under common control with, and therefore are affiliated with, the Adviser. Phoenix is not an affiliate of the Adviser. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with the Adviser. Nevertheless, the Trust’s Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

As of March 31, 2012, AGD, USL, SAAL and Phoenix owned, directly or indirectly, 100% of the outstanding shares of all Portfolios. The ownership breakdown is as follows:

	American General Life Insurance Company of Delaware	The United States Life Insurance Company in the City of New York	SunAmerica Annuity and Life Assurance Company	Phoenix Home Life Mutual Insurance
Asset Allocation Portfolio (Class 1)	0.19%	2.39%	97.42%	0.00%
Asset Allocation Portfolio (Class 2)	0.00%	0.00%	100.00%	0.00%
Asset Allocation Portfolio (Class 3)	0.00%	7.53%	92.47%	0.00%
Capital Appreciation Portfolio (Class 1)	0.56%	1.99%	96.88%	0.57%
Capital Appreciation Portfolio (Class 2)	0.00%	0.00%	100.00%	0.00%
Capital Appreciation Portfolio (Class 3)	0.00%	3.69%	96.31%	3.69%
Government and Quality Bond Portfolio (Class 1)	0.19%	2.37%	97.19%	0.25%
Government and Quality Bond Portfolio (Class 2)	0.00%	0.00%	100.00%	0.00%
Government and Quality Bond Portfolio (Class 3)	0.00%	4.30%	95.70%	0.00%
Growth Portfolio (Class 1)	0.48%	2.54%	96.20%	0.78%
Growth Portfolio (Class 2)	0.00%	0.00%	100.00%	0.00%
Growth Portfolio (Class 3)	0.00%	5.06%	94.94%	0.00%
Growth and Income Portfolio (Class 1)	0.00%	2.56%	94.42%	3.02%
Multi-Asset Portfolio (Class 1)	0.00%	1.12%	90.80%	8.08%
Natural Resources Portfolio (Class 1)	1.05%	3.36%	94.80%	0.79%
Natural Resources Portfolio (Class 2)	0.00%	0.00%	100.00%	0.00%
Natural Resources Portfolio (Class 3)	0.00%	4.90%	95.10%	0.00%
Strategic Multi-Asset Portfolio (Class 1)	0.00%	1.48%	91.93%	6.59%

CUSTODIAN

State Street, P.O. Box 5607, Boston, Massachusetts 02110, is the custodian of the Trust. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities, and performs certain other duties. State Street also serves as transfer agent and dividend disbursing agent for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

[                    ], is the Trust’s independent registered public accounting firm. [                    ] performs an annual audit of the Trust’s financial statements and provides tax advisory services, tax return preparation and accounting services relating to filings with the SEC. The firm of [                    ], serves as legal counsel to the Trust.

FINANCIAL STATEMENTS

The Trust’s audited financial statements are incorporated into this Statement of Additional Information by reference to its 2011 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

APPENDIX

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY’S CORPORATE RATINGS

Aaa	Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa	Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS

The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well established industries

•	High rates of return on funds employed

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR’S CORPORATE DEBT RATINGS

A Standard & Poor’s corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in a small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB	Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B	Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C	The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI	The rating CI is reserved for income bonds on which no interest is being paid.

D	Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

*	Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA,” “AA,” “A,” “BBB,” commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

A	Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated “A-1” that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)	(1)	Declaration of Trust, as amended. Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on December 28, 1995.

	(2)	Amendment to Declaration of Trust dated January 19, 1990. Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on December 28, 1995.

	(3)	Establishment and Designation of Shares of Beneficial Interest effective July 9, 2001. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

	(4)	Amendment to Declaration of Trust establishing, naming and designating portfolios of the Trust certified as of September 28, 2001. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

	(5)	Establishment and Designation of Classes effective September 30, 2002. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

	(6)	Establishment and Designation of Classes of Shares of Beneficial Interest dated July 25, 2003. Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on August 11, 2003.

	(7)	Amended and Restated Declaration of Trust dated September 27, 2011. Incorporated herein by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on February 17, 2012.

	(8)	Amended and Restated Establishment and Designation of Series dated January 31, 2012. Incorporated herein by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on February 17, 2012.

	(9)	Amended and Restated Establishment and Designation of Classes dated .*

(b)	(1)	By-Laws, as amended. Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on form N-1A (File No. 2-86188) filed on December 28, 1995.

	(2)	Amendment No. 1 to Bylaws dated February 10, 1994. Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on form N-1A (File No. 2-86188) filed on December 28, 1995.

	(3)	Amendment No. 2 to Bylaws dated November 17, 1994. Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on form N-1A (File No. 2-86188) filed on December 28, 1995.

	(4)	Amendment No. 3 to Bylaws dated October 20, 1998. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

	(5)	Amendment No. 4 to Bylaws dated January 15, 2004. Incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 6, 2006.

	(6)	Amendment No. 5 to Bylaws dated September 7, 2004. Incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 6, 2006.

	(7)	Amendment No. 6 to Bylaws. Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2008.

	(8)	Amended and Restated Bylaws dated September 27, 2011. Incorporated herein by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on February 17, 2012.

(c)	Instruments Defining Rights of Shareholder. Incorporated by reference to Exhibits (a) and (b) above.

(d)	(1)	(A)	Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. (“SAAMCo”) dated January 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N1-A (File No. 2-86188) filed on March 30, 1999.

		(B)	Investment Advisory and Management Agreement between Registrant and SAAMCo dated August 1, 2000. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

		(C)	Investment Advisory and Management Agreement between Registrant and SAAMCo dated June 17, 2003. Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on November 5, 2003.

	(2)	(A)	Subadvisory Agreement between SAAMCo and Wellington Management Company, LLP (“Wellington”) dated August 1, 2000. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

		(B)	Subadvisory Agreement between SAAMCo and WM Advisors, Inc. dated December 31, 2006. Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 5, 2007.

		(C)	Amendment No. 1 to Subadvisory Agreement between SAAMCo and Edge Asset Management, Inc. (“EAM”) (formerly WM Advisors, Inc.) dated March 6, 2007. Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 5, 2007.

(e)	Inapplicable.

(f)	(1)	SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan, as amended and restated January 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 5, 2007.

	(2)	Amendment 2008-1 to the Sunamerica Disinterested Trustees’ and Directors’ Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 14, 2010.

(g)	(1)	Master Custodian Agreement dated January 18, 2006. Incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 6, 2006.

	(2)	Amendment to Master Custodian Agreement dated January 18, 2006. Incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 13, 2012.

(h)	(1)	Form of Fund Participation Agreement. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 5, 2004.

	(2)	Fund Participation Agreement between SunAmerica Annuity and Life Assurance Company and Anchor Series Trust. Incorporated herein by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on February 17, 2012.

	(3)	Fund Participation Agreement between First SunAmerica Life Insurance Company and Anchor Series Trust. Incorporated herein by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on February 17, 2012.

	(4)	Shareholder Services Agreement between Anchor Series Trust and SunAmerica Annuity and Life Assurance Company. Incorporated herein by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on February 17, 2012.

	(5)	Shareholder Services Agreement between Anchor Series Trust and First SunAmerica Life Insurance Company. Incorporated herein by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on February 17, 2012.

	(6)	Indemnification Agreement between Registrant and Samuel M. Eisenstat. Incorporated herein by reference to Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on February 10, 2010.

	(7)	Indemnification Agreement between Registrant and Steven J. Gutman. Incorporated herein by reference to Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on February 10, 2010.

	(8)	Indemnification Agreement between Registrant and William J. Shea. Incorporated herein by reference to Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on February 10, 2010.

	(9)	Indemnification Agreement between Registrant and Dr. Judith L. Craven. Incorporated herein by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on February 17, 2012.

	(10)	Indemnification Agreement between Registrant and William F. Devin. Incorporated herein by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on February 17, 2012.

	(11)	Indemnification Agreement between Registrant and Richard W. Grant. Incorporated herein by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on February 17, 2012.

(i)	Opinion and Consent of Counsel. Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 9, 2009.

(j)	(1)	Consent of PricewaterhouseCoopers LLP.*

	(2)	Consent of Willkie Farr & Gallagher.*

(k)	Inapplicable.

(l)	Inapplicable.

(m)	(1)	Service Plan Pursuant to Rule 12b-1 (Class B Shares) adopted May 30, 2001 by Registrant for the Capital Appreciation Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

	(2)	Service Plan Pursuant to Rule 12b-1 (Class B Shares) adopted May 30, 2001 by Registrant for the Government and Quality Bond Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

	(3)	Service Plan Pursuant to Rule 12b-1 (Class B Shares) adopted May 30, 2001 by Registrant for the Growth Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

	(4)	Service Plan Pursuant to Rule 12b-1 (Class B Shares) adopted May 30, 2001 by Registrant for the Growth and Income Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

	(5)	Service Plan Pursuant to Rule 12b-1 (Class B Shares) adopted May 30, 2001 by Registrant for the Money Market Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

	(6)	Service Plan Pursuant to Rule 12b-1 (Class B Shares) adopted May 30, 2001 by Registrant for the Multi-Asset Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

	(7)	Service Plan Pursuant to Rule 12b-1 (Class B Shares) adopted May 30, 2001 by Registrant for the Natural Resources Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

(8)	Service Plan Pursuant to Rule 12b-1 (Class B Shares) adopted May 30, 2001 by Registrant for the Strategic Multi-Asset Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

(9)	Service Plan Pursuant to Rule 12b-1 (Class 2 Shares) adopted June 17, 2003 by Registrant for the Asset Allocation Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on November 5, 2003.

(10)	Service Plan Pursuant to Rule 12b-1 (Class 3 Shares) adopted July 16, 2002 by Registrant for the Capital Appreciation Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

(11)	Service Plan Pursuant to Rule 12b-1 (Class 3 Shares) adopted July 16, 2002 by Registrant for the Government and Quality Bond Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

(12)	Service Plan Pursuant to Rule 12b-1 (Class 3 Shares) adopted July 16, 2002 by Registrant for the Growth Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

(13)	Service Plan Pursuant to Rule 12b-1 (Class 3 Shares) adopted July 16, 2002 by Registrant for the Growth and Income Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

(14)	Service Plan Pursuant to Rule 12b-1 (Class 3 Shares) adopted July 16, 2002 by Registrant for the Money Market Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

(15)	Service Plan Pursuant to Rule 12b-1 (Class 3 Shares) adopted July 16, 2002 by Registrant for the Multi-Asset Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

(16)	Service Plan Pursuant to Rule 12b-1 (Class 3 Shares) adopted July 16, 2002 by Registrant for the Natural Resources Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

(17)	Service Plan Pursuant to Rule 12b-1 (Class 3 Shares) adopted July 16, 2002 by Registrant for the Strategic Multi-Asset Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 4, 2003.

(18)	Service Plan Pursuant to Rule 12b-1 (Class 3 Shares) adopted June 17, 2003 by Registrant for the Asset Allocation Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on November 5, 2003.

(n)	Plan Pursuant to Rule 18f-3. Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on August 11, 2003.

(o)	Inapplicable.

(p)	Code of Ethics.

(1) Code of Ethics for the Trust and SAAMCo, effective January 1, 2012. Incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 13, 2012.

(2) Code of Ethics for Wellington, effective April 1, 2010. Incorporated herein by reference to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 14, 2011.

(3) Code of Ethics for EAM, effective July 21, 2011. Incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on April 13, 2012.

(q)	Power of Attorney. Incorporated herein by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File No. 2-86188) filed on February 17, 2012.

*	To be filed by amendment.

Item 29. Persons Controlled By or Under Common Control with Registrant.

There are no persons controlled by or under common control with Registrant. All of the outstanding common stock of the Registrant is owned by separate accounts of SunAmerica Annuity and Life Assurance Company, American General Life Insurance Company of Delaware, American General Life Insurance Company, The United States Life Insurance Company in the City of New York and Phoenix Life Insurance Company.

Item 30. Indemnification.

The Declaration of Trust (Section 9.5) provides that “every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.”

The Investment Advisory and Management Agreement and Subadvisory Agreements each provide in essence that under certain circumstances the Investment Adviser or the Subadviser (and their officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Investment Adviser or Subadviser to perform or assist in the performance of its obligations under each Agreement) shall not be subject to liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which each Agreement relates, except to the extent specified in section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for disabling conduct (willfulness misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties), the Trust shall indemnify the Investment Adviser (and its officers and agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Investment Adviser) from any liability arising from the Investment Adviser’s conduct under the Investment Advisory and Management Agreement.

Item 31. Business and Other Connections of the Investment Adviser.

Information concerning the business and other connections of SAAMCo, the Investment Adviser, is incorporated herein by reference to SAAMCo’s Form ADV (File No. 801-19813), information concerning the business and other connections of Wellington, one of the subadvisers, is incorporated herein by reference from Wellington’s Form ADV (File No. 801-15908), and information concerning the business and other connections of EAM, one of the subadvisers, is incorporated herein by reference from EAM’s From ADV (File No. 801-4855), which are currently on file with the Securities and Exchange Commission.

Item 32. Principal Underwriters.

There is no principal underwriter for the Registrant.

Item 33. Location of Accounts and Records.

State Street Bank and Trust Company, P.O. Box 5607, Boston, Massachusetts 02110, acts as Custodian, Transfer Agent and Dividend Paying Agent. It maintains books, records and accounts pursuant to the instructions of the Trust.

SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992 and at America Tower, 2929 Allen Parkway, Houston, 77019. It maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Wellington is located at 280 Congress Street, Boston, Massachusetts 02210. It maintains the books and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

EAM is located at 601 Union Street, Suite 2200, Seattle, Washington, 98101. It maintains the books and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 34. Management Services.

Inapplicable.

Item 35. Undertakings.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 54 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey, on the 29th day of June, 2012.

ANCHOR SERIES TRUST (Registrant)

BY:	/s/ JOHN T. GENOY
John T. Genoy
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

	Signature	Title	Date

	/s/ JOHN T. GENOY John T. Genoy	President (Principal Executive Officer)	June 29, 2012

	/s/ DONNA M. HANDEL Donna M. Handel	Treasurer (Principal Financial and Accounting Officer)	June 29, 2012

	* Dr. Judith L. Craven	Trustee	June 29, 2012

	* William F. Devin	Trustee	June 29, 2012

	* Richard W. Grant	Trustee	June 29, 2012

	* Stephen J. Gutman	Trustee	June 29, 2012

	* Peter A. Harbeck	Trustee	June 29, 2012

	* William J. Shea	Trustee	June 29, 2012

* By:	/s/ NORI L. GABERT		June 29, 2012
Nori L. Gabert
Attorney-in-Fact

ANCHOR SERIES TRUST

EXHIBIT LIST

EXHIBIT	ITEM

None.